SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934


                           Filed by the Registrant [X]


                 Filed by a Party other than the Registrant [ ]


                           Check the appropriate box:


                         [X] Preliminary Proxy Statement


                        [ ] CONFIDENTIAL, FOR USE OF THE

                        COMMISSION ONLY (AS PERMITTED BY

                                RULE 14A-6(E)(2))


                         [ ] Definitive Proxy Statement


                       [ ] Definitive Additional Materials


      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                AUTEO MEDIA, INC.
                ------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


    ----------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):


                              [X] No fee required.


                [ ] Fee computed on table below per Exchange Act
                             Rules 14a-6(I)(1) and 0-11.


       (1) Title of each class of securities to which transaction applies:


                                  Common stock
    ----------------------------------------------------------------------------



       (2) Aggregate number of securities to which transaction applies:


                                    7,996,481
    ----------------------------------------------------------------------------


       (3) Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------


       (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------


       (5) Total fee paid:

    ----------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:


 -------------------------------------------------------------------------------


(2) Form, Schedule or Registration Statement No.:


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(3) Filing Party:


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(4) Date Filed:


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Notes:

[LETTERHEAD LOGO OF AUTEO MEDIA, INC.APPEARS HERE]
22125 17th Ave SE  Bothell, WA  98021


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY __, 2002.


A Special Meeting of Shareholders of Auteo Media, Inc. (the "Company") will be held at 9:30 a.m. on July __, 2002, at the Company office located at 22125 17th Ave SE #105, Bothell, WA 98021 for the following purposes:

1.To approve the sale of substantially all of the Company's assets that relate directly to the business of creating vehicle window labels, collecting and disseminating unique vehicle description data.

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Directors is not aware of any other business to come before the Special Meeting.

The Board of Directors has fixed June 14, 2002, as the date of record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting. A list of shareholders will be available for inspection by the shareholders at the Company's offices.


By Order of the Board of Directors


 /s/ KATHLEEN VAN LEEUWEN
 --------------------------

Kathleen Van Leeuwen, Secretary


June __, 2002

AUTEO MEDIA, INC., 22125 17th Ave SE #105  Bothell, WA 98021


 ----------------


PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS


 ----------------


To be held on July __, 2002.


INTRODUCTION

The enclosed Proxy is solicited by and on behalf of the Board of Directors Of Auteo Media, Inc., a Nevada corporation (the "Company"), to be voted at the Special Meeting of Shareholders to be held at 22125 17th Ave SE #105, Bothell, WA 98021, at 9:30 a.m. on July __, 2002, and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about June__, 2002.

The matters listed below will be considered and voted upon at the meeting:

1. To approve the sale of substantially all of the company's assets that relate directly to the business of creating vehicle window labels, collecting and disseminating unique vehicle description data.

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.


PROXIES

The Board of Directors is soliciting the enclosed proxy for use at the Special Meeting and any adjournments of that meeting and will not vote the proxy at any other meeting. Shares of common stock as to which Proxies have been executed, and not properly revoked by the shareholder in accordance with the next paragraph, will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" the sale of assets, and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 2 above.

A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares. However, attendance at the Special Meeting will not in and of itself constitute revocation of a proxy. Any notice revoking a proxy should be sent to the Secretary of the Company, Kathleen Van Leeuwen, at Auteo Media, Inc., 22125 17th Ave SE #105 Bothell, WA 98021


QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting.


VOTING

Votes cast by proxy or in person at the Special Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

All of the officers and directors and their affiliates (who own in the aggregate approximately 44% of the shares outstanding) have informed the Company that they intend to vote in favor of the sale of assets, as set forth herein.


RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed June 14, 2002, as the record date (the "Record Date") for determining the holders of the Company's Common Stock who are entitled to receive notice of, and to vote at, the Special Meeting. The total number of outstanding shares of the Company's Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on the Record Date was 7,996,481. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting. Holders of the voting securities will be entitled to one vote per share held and will not be entitled to cumulative voting rights in the election of directors.


MANAGEMENT


        Name           Age        Principal Occupation         Director Since
        ----           ---        --------------------         --------------
Steve Van Leeuwen      42         Director and Chairman            2000
Kathleen Van Leeuwen   48         Comptroller and Secretary        2000
Ronald Clayton         39         President                        -----
Albert James           69         Director                         2001
Michael Morrison       55         Director                         2001


Set forth below is information regarding the Company's officers and directors:


STEVE VAN LEEUWEN. Mr. Van Leeuwen has been Chairman, Chief Executive Officer and a director of the Company since March 1, 2000. During the past four years, Mr. Van Leeuwen has served as President and Chairman of the Board of TYSA Corporation previous to its merger with Auteo Media, Inc. and Chief Executive Officer and Chairman of Auteo Media, Inc. Previous to this he was the Vice President of Marketing and Business Development for Bard Diagnostic Sciences of Washington.

KATHLEEN VAN LEEUWEN. Ms. Van Leeuwen became a Director, Treasurer and Secretary of the Company on March 1, 2000. During the past two years, Ms. Van Leeuwen has served Comptroller, Secretary and Director of TYSA Corporation and held various positions as a Registered Nurse and nursing management.

RONALD CLAYTON. Mr. Clayton has been President of the Company since September 1, 2001 and served as Vice President since March 1, 2001. During the past three years, Mr. Clayton served as General Manager of NWCarnet before its acquisition by the Company.

ALBERT JAMES. Mr. James is a private investor and currently serves as a general partner in several real estate projects in the Western United States. >From 1982 to November 1997, Mr. James served as Managing Partner of Bellevue Associates, a commercial real estate management company. He served as Secretary and Treasurer of Anthony's Restaurants, a regional chain of restaurants, from 1976 to June 1995, and, from 1981 to March 1994, Mr. James served as Vice President of Alpine Industries, a window and laminated glass- manufacturing company. In 1957, Mr. James founded a discount drug and cosmetic business that merged with a chain of discount retail drug stores, which was ultimately sold to Payless Drug Stores Northwest in 1969. Mr. James received a B.S. degree in Pharmacy from the University of Washington.

MICHAEL MORRISON. Attorney and Counselor at law; admitted to bar, 1976, California; 1977, Nevada, U.S. Tax Court and U.S. Customs Court; 1978, District of Columbia. U.S. Air Force Academy (B.S., in Engineering Management, 1968); University of the Pacific, McGeorge School of Law (J.D., 1976). Phi Delta Phi. Law Clerk, Chief Justice E.M. Gunderson, Nevada Supreme Court, 1976-1977. Senior Law Clerk, Chief Justice Cameron Batjer, 1977-1978. Legal Advisor, 1978, and Chief Legal Advisor, 1979, Nevada Supreme Court. Member: 1978 -- and Chairman, 1980 and 1984, Nevada Liquefied Petroleum Gas Board. Director and Member, Nevada Innovation Technology and Entrepreneur Council, 1989 -- . Member, National Panel of Arbitrators, American Arbitration Association, 1990 --. Member: Washoe County and American (Member, Business Section) Bar Associations; The District of Columbia Bar; State Bar of California; State Bar of Nevada; Nevada Trial Lawyers Association; The Association of Trial Lawyers of America. [Capt., U.S. Air Force, 1963-1971].

Steve Van Leeuwen and Kathleen Van Leeuwen are husband and wife. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

Board Committees


The Company currently has no standing audit committee of its Board of Directors. It may form one at the direction of the board during the next 12 months. When formed, the audit committee will review the Company's accounting policies, practices, internal accounting controls and financial reporting. The audit committee will also oversee the engagement of the Company's independent auditors, reviews the audit findings and recommendations of the independent auditors, and monitors the extent to which management has implemented the findings and recommendations of the independent auditors.

The Company has no compensation committee of its Board of Directors. It may form one at the direction of the board during the next 12 months. When formed, the compensation committee will establish salaries, incentives, and other forms of compensation for the chief executive officer, the chief financial officer, and certain other key employees of the Company and its subsidiaries. The compensation committee will also administer policies relating to compensation and benefits, including the 2000 Stock Option and Stock Incentive Compensation Plan.

During the year ended December 31, 2001, the Company's Board of Directors held 5 meetings. All persons who were directors during the year ended December 31, 2001 attended, in person or by telephone, at least seventy-five percent of all of the meetings held while they were directors. The Board of Directors also approved certain actions by unanimous written consent.


Board Compensation

The Company has not paid director's fees to its directors. The Company does, however, reimburse actual expenses incurred by directors in attending Board meetings. A committee will be established to reimburse directors in the form of stock compensation during the next 12 months.


Vacancies

Replacement directors for vacancies resulting from an increase in the size of the Board of Directors or the resignation or removal of a director may be appointed by the Board of Directors, or may be elected by the shareholders at a special meeting. Directors so appointed or elected hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 3, 2002, by each director, each director nominee, each Named Executive named in the tables under "Executive Compensation" and by all executive officers and directors as a group:



                      Amount and Nature of Percent of Class

                           Positions and                Beneficial Common Based   Beneficial
Name and Address           Offices Held                 on  Stock Ownership(1)    Ownership(1)
----------------           -------------                ----------------------    ------------
Steve Van Leeuwen          CEO, Director                      1,622,222(2)            20.3%

Kathleen Van Leeuwen       Comptroller, Treasurer             1,470,138(3)            18.4%
                           and Secretary

Albert James               Director                             223,649                2.9%

Michael Morrison           Director                             200,000                2.5%

Ron Clayton                President                             35,000(4)             0.4%

All Directors and
Officers as a group
(two  persons)                                                3,551,009               44.4%

 -------------------------------------------------------------------------------

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes 1,597,222 shares of restricted Common Stock and 25,000 options to purchase shares of Common Stock outstanding as of March 31, 2002.

(3) Includes 1,463,888 shares of restricted Common Stock and 6,250 options to purchase shares of Common Stock outstanding as of March 31, 2002.

(4) Includes 10,000 shares of restricted Common Stock and 25,000 options to purchase shares of Common Stock outstanding as of March 31, 2002

EXECUTIVE COMPENSATION


Employment Contracts

On August 31, 2001, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Steve Van Leeuwen. This agreement was amended November 20, 2001. The term of this agreement is ten months with automatic renewals without termination. The agreement has terminated by its terms and Mr. Van Leeuwen currently is serving at the pleasure of the Board and has no employment agreement with the Company.

On August 31, 2001, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Ronald Clayton. The term of this agreement is twenty four months with automatic renewals without termination. The salary was set at a minimum of $100,000 per year beginning January 1, 2002. In the event that the Company terminates Mr. Clayton's employment without cause, 60 days' severance will be paid.

On March 5, 2000, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Kathleen Van Leeuwen. The term of this agreement is twelve months with automatic renewals without termination.. The salary was set at a minimum of $36,000 per year. In the event that the Company terminates Ms. Van Leeuwen's employment without cause, 365 days' severance will be paid.


Compensation

The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer (the "Named Executive"). No executive officers of the Company as of the end of the Company's last fiscal year had received salary and bonus for such period which exceeded $120,000.



Summary Compensation Table


                                   Long Term Compensation
                         --------------------------------------------
                        Annual Compensation           Awards         Payouts
                    ------------------------- --------------------- ---------

                                             Long Term
                                  Restricted Securities Incentive

                           Other     Annual       Stock      Underlying   Plan     All Other
Name and Principal         Salary    Bonus    Compensation    Award(s)   Options    Payouts   Compensation
   Position         Year     ($)      ($)      ($)    ($)      (#)(1)       ($)     ($)(2)
 -----------------  ----   ------    -----    -----   ----   ----------  --------  ---------  ------------
Steve Van Leeuwen   2000  $120,000   $ 0      $ 0     $ 0       100,000  $178,050   $7,500      $127,500
 CEO and Chairman

Ronald Clayton      2001  $ 70,000   $ 0      $ 0     $ 0       150,000  $106,500   $    0      $100,000
 President

Kathy Van Leeuwen   2001  $ 48,000   $ 0      $ 0     $ 0        50,000  $ 85,750   $    0      $ 48,000
 Comptroller
 ---------------------------------------------------------------------------------------------------------

(1) Common Stock Purchase Options.
(2) Company Vehicle

Option Exercises and Holdings


The following table sets forth information with respect to the Named Executive, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year December 31, 2000.


Aggregated Options in Last Fiscal Year and Fiscal Year-End Options Values:

                                             INDIVIDUAL GRANTS(1)(2)
                             --------------------------------------------------
                             NUMBER OF
                             SECURITIES    PERCENT OF     EXERCISE
                             UNDERLYING   TOTAL OPTIONS    PRICE
                              OPTIONS      GRANTED IN       PER      EXPIRATION
           NAME               GRANTED      FISCAL YEAR     SHARE        DATE
           ----              ----------   -------------   --------   ----------

Steve Van Leeuwen..........    75,000          7.5%        $ 2.44     9/21/10
                               25,000          2.5%        $ 0.99     1/16/11

Ronald Clayton.............   100,000         10.0%        $ 1.00     3/01/11
                               50,000          5.0%        $ 0.13     9/30/11

Kathie Van Leeuwen.........    25,000          2.5%        $ 2.44     9/21/10
                               25,000          2.5%        $ 0.99     1/16/11

The figures above represent options granted under our 2000 combined incentive and nonqualified stock option plan. We granted options to purchase 576,000 shares of our common stock in 2001. All options were granted at an exercise price equal to the fair market value of the common stock on the date of grant as determined by our board of directors. The options granted to Mr. Van Leeuwen, Mr. Clayton and Ms. Van Leeuwen vest annually on the first, second, third and fourth anniversaries of the date of grant. Options granted to the persons listed above expire ten years from the grant date.
 -------------------------------------------------------------------------------

(1) No options were exercisable at the 2000 fiscal year-end. Includes option grants in fiscal year 2001.

(2) All options are granted subject to the terms and conditions of the 2000 Stock Incentive and Stock Option Plan.


Benefit Plans

The Company has no compensation, pension, profit sharing or similar plans in effect, other than a simple IRA plan. It provides medical insurance coverage to employees and officers and may provide other benefits in the future. The Company reimburses actual expenses incurred in attending Board meetings. The Company's 2000 Stock Option And Stock Incentive Compensation Plan as amended is described in its 2000 Proxy statement ratified by its shareholders in that year.


Certain Relationships And Related Transactions

The Company leases an office in Woodinville, WA from an unrelated third party for a monthly rental of approximately $8000.

PROPOSAL 1


SALE OF ASSETS

The Board of Directors has entered into an Asset Purchase Agreement With Trader Labeling, L.L.C., a Virginia limited liability company ("Trader") to sell the assets of the Company pertaining to Dealer Specialities International, Inc. and its related franchise agreement with the Company, specifically involving the Dealer Specialities Business. This business represents over 90% of the operations, revenues and expenses of the Company. The Agreement is specifically subject to and conditional on approval by the Company's shareholders.

As consideration for the sale of assets, Trader has agreed to pay the Company $1,500,000.00 cash at closing. The Company retains its cash and receivables. A copy of the entire Asset Purchase Agreement is included with this Proxy, as
Exhibit I.

The Company will retain that portion of its assets related to its proprietary Internet based software and related software services for the automotive industry. These include its ContactAuto(TM) sales lead management system, Go2Dealer(TM) web site management system and MyPartlink, its auto part commerce system. More information can be viewed on the Company web site at www.auteo.com.

In connection with the asset purchase, Trader will enter into an employment agreement with Steve Van Leeuwen to manage this business for a term of one year, at an annual salary of $125,000.00, plus health benefits and potential bonuses, based on productivity and performance. Mr. Van Leeuwen will enter into a 5 year, noncompetition agreement that prohibits him from engaging in any activities that compete with the business of Trader. As consideration for the noncompetition agreement, Trader will pay Mr. Van Leeuwen a lump-sum cash payment of $100,000.00. Neither the employment agreement nor the noncompetition agreement is valid or effective unless and until the Asset Purchase Agreement is approved by the shareholders of the Company. These two agreements are included as Attachments to and incorporated into the Asset Purchase Agreement.

You are not being asked, nor are you required to approve the agreements entered into by Mr. Van Leeuwen, as those agreements are between Trader and Mr. Van Leeuwen, and only go into effect if and when the assets are purchased by Trader.

The Company has no current plans for use of the $1,500,000.00 proceeds from the sale of the assets. The Board of Directors will investigate and consider various alternatives, as and when opportunities arise.

Each shareholder will be entitled to one vote for each voting share held by that shareholder, and will not be entitled to cumulate votes in the decision to sell assets. Under applicable Nevada law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.


PROPOSAL 2


OTHER MATTERS TO BE VOTED UPON

Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

SOLICITATION OF PROXIES

The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services), by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.


COMPANY REPORT AND FINANCIAL STATEMENTS

A copy of the Company's March 31, 2002 Report Form 10-QSB, which includes the Company's Financial Statements for the period then ended, does not accompany this Proxy Statement. The Report is not to be treated as part of or incorporated by reference into the proxy solicitation material. A copy can be mailed upon request to the Company's offices or viewed at www.sec.gov.

Please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


BY ORDER OF THE BOARD OF DIRECTORS,


/s/ STEVE VAN LEEUWEN
---------------------
Steve Van Leeuwen, Chief Executive Officer


June __, 2002

APPENDIX A
Proxy card states the following:


AUTEO MEDIA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
July __, 2002

Steve Van Leeuwen, with full power of substitution, are hereby authorized to represent and to vote as directed on this proxy the shares of common stock of Auteo Media, Inc. held of record by the undersigned on June 14, 2002, at the Special Meeting of Stockholders to be held on July __, 2002, and at any adjournments or postponements, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR each of the proposals set forth on this proxy.

Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1. APPROVE THE PROPOSAL TO SELL THE DATA COLLECTION ASSETS OF THE COMPANY.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]




IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY.


Signature(s)____________________________________________________________________

Dated: ___________________________________________, 2002.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                    EXHIBIT I


                            ASSET PURCHASE AGREEMENT
                            ------------------------


         THIS ASSET PURCHASE AGREEMENT, effective as of [June ___, 2002] (collectively with all attachments, schedules and exhibits hereto, whether physically attached or incorporated by reference, herein referred to as the "Agreement"), is by and among AUTEO MEDIA, INC., a Nevada corporation ("Auteo"), STEVE VAN LEEUWEN, a shareholder of Auteo ("Shareholder"), and TRADER LABELING, L.L.C., a Virginia limited liability company, and assigns ("Buyer").


                                    RECITALS:
                                    ---------

         A. Buyer's affiliate, Dealer Specialties International, Inc. ("DSII"), and Auteo are parties to three (3) Franchise Agreements dated as of December 3, 1997 (with respect to the State of Washington), December 12, 1999 (with respect to the State of California) and September 21, 2001 (with respect to the State of California), each as amended (each a "Franchise Agreement" and collectively, the "Franchise Agreements"), pursuant to which agreements, and that certain Uniform Franchise Offering Circular, Auteo has operated certain franchises in the "Dealer Specialties(R) Business" (as defined in the Franchise Agreements). DSII is an affiliate of Buyer.

         B. Auteo desires to sell to Buyer, and Buyer desires to purchase from Auteo, substantially all of the assets (the "Acquired Assets") of Auteo related to Auteo's operation of franchises in the "Dealer Specialties Business" (as defined in the Franchise Agreements), which involves the business of creating window sticker labels, collecting and disseminating unique vehicle description data, and in the electronic advertising business and the publishing business in general (the "Business"), including, without limitation, the assets described in Attachment 1, excepting only those assets excluded pursuant to Schedule B to Attachment 1 (the "Excluded Assets").

         C. Contemporaneously with the closing of the transactions contemplated hereby, the parties desire to terminate the Franchise Agreements, all in accordance with and subject to the terms hereof, and Buyer has the power and authority to cause the termination of the Franchise Agreements.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


 Section I:  Time and Place of Closing.
 -------------------------------------

         The closing of the transactions contemplated by this Agreement ("Closing") will be held at 11:00 A.M. at the offices of Auteo's counsel,______ __________________, on the later of (i) July 15, 2002, or (ii) the fifth (5th)
day after the date on which all conditions to Closing set forth in Section V (other than conditions with respect to actions that the respective parties hereto will take at Closing itself) have been satisfied or waived by the appropriate party, or at such later date ("Closing Date") and/or other place as is mutually agreeable and needed in order for the parties to consummate the transactions contemplated herein, and the purchase of the Acquired Assets shall be effective as of the close of business on the Closing Date. Each of the parties will use its reasonable best efforts to take all actions and do all things necessary (including satisfaction, but not waiver, of the closing conditions set forth in Section V below) in order to cause the Closing to be not later than July 31, 2002, time being of the essence. Buyer and Auteo shall bear their own attorneys' fees and, except as expressly provided in this Agreement, other costs of Closing.

 Section II:  Basic Transaction; Purchase Price.
 ----------------------------------------------

         1. On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Auteo, and Auteo agrees to sell, transfer, convey and deliver to Buyer, all of the Acquired Assets at the Closing for the consideration specified below. The Acquired Assets shall be conveyed free and clear of all liabilities, obligations, liens and encumbrances, excepting only the Assumed Liabilities (defined below).

         2.     (a)   On and  subject  to  the  terms  and  conditions  of  this
                      Agreement  and the  Assignment  and  Assumption  Agreement
                      (defined  below),   Buyer  agrees  to  assume  and  become
                      responsible for only those liabilities under those leases and other contracts assigned to Buyer at Closing as identified in Schedule E to Attachment 1, but only to the extent that such liabilities (i) accrue after Closing, and
                      (ii) do not constitute either payment in arrears for services or other matters occurring prior to Closing or delayed payment on the purchase price of an Acquired Asset
                      (the "Assumed Liabilities") (upon receipt of Schedule E to
                      Attachment 1, Buyer shall elect which, if any, of the contracts, leases and/or other agreements it will assume and will mark such schedule with such designations).

                (b) Other than the Assumed Liabilities, Buyer shall not assume by virtue of this Agreement or the transactions contemplated hereby any other current or long-term liabilities or obligations of Auteo of any kind whatsoever (including, without limitation, any claims by current or former shareholders of Auteo of any nature whatsoever (including, without limitation, claims that Auteo has violated any applicable SEC rule or regulation), whether accrued prior to or after the Closing), all of which liabilities and obligations (the "Excluded Liabilities") Auteo shall be and remain liable to pay, satisfy and discharge.

         3. The aggregate consideration to be paid for the Acquired Assets shall be One Million Five Hundred Thousand Dollars ($1,500,000), subject to the prorations and other adjustments described below (the "Asset Purchase Price").

         4. The Asset Purchase Price shall be allocated among the Acquired Assets in accordance with Schedule A to Attachment 1 to this Agreement.

 Section III:  Actions by Auteo at Closing.
 -----------------------------------------

 At Closing, Auteo shall take the following actions:

         1. Auteo shall execute and deliver to Buyer a document of transfer and assignment which is identical to Attachment 1 (the "Bill of Sale"), but subject to mutually agreeable additions and deletions to the schedules attached thereto, and all other documentation (including, without limitation, Assignment of Domain Name in the form identical to Attachment 14) which may be necessary or desirable to effectively convey to Buyer all Acquired Assets to be sold pursuant to this Agreement. Except as otherwise expressly provided herein, Auteo shall be responsible for paying on or before Closing all expenses of transfer and assignments, including, without limitation, any applicable sales and use taxes, computer software license transfer fees, motor vehicle transfer fees, and transfer fees relating to the Bill of Sale and other transfers contemplated herein; provided, however, that Buyer shall reimburse Auteo for any sales tax incurred by Auteo in connection with Buyer's acquisition of the Acquired Assets, up to an amount not to exceed Twelve Thousand Dollars ($12,000) (the "Reimbursed Sales Tax").

         2. Auteo shall deliver to Buyer copies, certified as true and correct and showing the effective date(s) thereof, of all consents, authorizations and other documentation which may be necessary or desirable in order to complete this transaction.

         3.     Shareholder   shall   execute   and   deliver   to   Buyer   the
                Noncompetition Agreement in the form attached as Attachment 2A.

         4. Shareholder shall execute and deliver to Buyer the Employment Agreement in the form attached as Attachment 2B.

         5. Auteo shall cause the termination of that certain Licensing Agreement between Dealer Specialties, Inc. and NW Car Net, Inc., dated July 12, 1999, and shall execute and deliver to Buyer (or its affiliate) the License Agreement described in Section XVI below and in the form attached as Attachment 2C.

         6. Auteo shall execute and deliver to Buyer the Assignment and Assumption Agreement in the form attached as Attachment 5 (the "Assignment and Assumption Agreement").

         7. Auteo shall deliver to Buyer an opinion letter from their legal counsel substantially similar to Attachment 3.

 Section IV:  Actions by Buyer at Closing.
 ----------------------------------------

 At Closing, Buyer shall take the following actions:

         1. Buyer shall tender cash, cashier's checks, or wired funds to Auteo in an amount equal to the Asset Purchase Price for the purchase of all of the Acquired Assets.

         2. If requested by Auteo, Buyer shall deliver to Auteo certified copies of all resolutions of Buyer necessary or desirable to authorize this Agreement and the transactions contemplated by it.

         3.     Buyer   shall   execute   and   deliver   to   Shareholder   the
                Noncompetition Agreement discussed above in Section III.

         4. Buyer shall execute and deliver to Shareholder the Employment Agreement discussed in Section III.

         5. Buyer shall execute or cause its affiliate to execute and deliver to Auteo the License Agreement discussed above in
                Section III.

         6. Buyer shall execute and deliver to Auteo the Assignment and Assumption Agreement discussed above in Section III.

         7. Buyer shall deliver to Auteo an opinion letter from its legal counsel substantially similar to that attached as Attachment 4.

         8.     Buyer  shall  tender  a  cashier's   check  or  wired  funds  to
                Shareholder in an amount of US$100,000.00, pursuant to the Noncompetition Agreement.

 Section V:  Conditions to Closing.
 ---------------------------------

 A.      Conditions  Precedent to Obligations of Buyer. The obligations of Buyer
         ---------------------------------------------
         to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

         1.     Proceedings Satisfactory.
                ------------------------

                All actions, proceedings, instruments, opinions and documents required to carry out this Agreement shall be reasonably satisfactory to Buyer and its counsel. Auteo shall have delivered to Buyer on the Closing Date such documents and other evidence as Buyer may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by Auteo of this Agreement, the purchase, transfer and delivery of the Acquired Assets, the taking of all corporate and other proceedings in connection herewith and the compliance with the conditions set forth in this Section V.A., in form and substance reasonably satisfactory to Buyer. Without limiting the foregoing, Auteo shall have procured all approvals, consents and waivers of third parties that may be required in connection with the transactions contemplated hereunder.

         2.     Representations, Warranties and Covenants of Auteo.
                --------------------------------------------------

                The representations, warranties and covenants made by Auteo and Shareholder in Section VI shall be true and correct in all material respects when made and on and as of the Closing Date.

         3.     Compliance with Terms and Conditions.
                ------------------------------------

                All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by Auteo on or before the Closing Date shall have been complied with and performed in all material respects.

         4.     SEC Filings; Board/Shareholder Consent.
                --------------------------------------

                Auteo shall have made all necessary filings with the Securities and Exchange Commission ("SEC") and shall have held a special meeting of its shareholders. Buyer shall have received the consent of the Board of Directors and shareholders of Auteo to the proposed transaction, in accordance with Auteo's charter and bylaws, with all applicable SEC rules and regulations and with all applicable state laws, and which consent shall otherwise be in form and substance reasonably satisfactory to Buyer and its counsel. Auteo shall disclose to its Board of Directors and its shareholders the terms and conditions of each of the Noncompetition Agreement and the Employment Agreement, but Auteo hereby represents and warrants to Buyer that the terms of each such agreement are not subject to shareholder approval.

         5.     No Adverse Litigation.
                ---------------------

                No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable injunction, judgment, order or ruling would (a) prevent consummation of any of the transactions contemplated by this Agreement, (b) cause any of the transactions contemplated by this Agreement to be rescinded, or
         (c) adversely affect the right of Buyer to own the Acquired Assets or to operate the Business (and no such injunction, judgment, order or ruling shall be in effect).

         6.     Adverse Development.
                -------------------

                Since the Statement Date (defined below), there shall have been no developments in the business, operations, assets, properties, condition (financial or otherwise) or prospects of Auteo or the Business, including, without limitation, any material decline in the revenue of the Business from that reflected on the income statement of Auteo as of the Statement Date, which in the opinion of Buyer in its discretion could have a material adverse effect on Auteo or the Business, or the operations thereof, or on the ability of Auteo or Shareholder to consummate the transactions contemplated hereby.

                If (i) Auteo has breached any representation, warranty or covenant contained in this Agreement in any material respect and the breach has continued without cure for a period of ten (10) days after notice of breach, or (ii) any of the conditions set forth in this
         Section V.A. are not satisfied by July 31, 2002 (unless the failure of such condition precedent results primarily from Buyer breaching any representation, warranty or covenant contained in this Agreement), Buyer may terminate this Agreement and be relieved of all further obligations. If this Agreement is terminated by Buyer, such termination shall not be deemed an election of remedies or a waiver of any of Buyer's rights to damages or indemnification under this Agreement. However, if Buyer shall have the right to terminate this Agreement, it may nevertheless elect at its sole option to proceed with the Closing, and such election shall not in any way be deemed a waiver of any of Buyer's rights to damages, indemnification or set-off under this Agreement.

B.       Conditions  Precedent to Obligations of Auteo. The obligations of Auteo
         ---------------------------------------------
         to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

         1.     Proceedings Satisfactory.
                ------------------------

                All actions, proceedings, instruments, opinions and documents required to carry out this Agreement shall be reasonably satisfactory to Auteo and its counsel. Buyer shall have delivered to Auteo on the Closing Date such documents and other evidence as Auteo may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by Buyer of this Agreement, the purchase, transfer and delivery of the Acquired Assets, the taking of all other proceedings in connection herewith and the compliance with the conditions set forth in this Section V.B., in form and substance reasonably satisfactory to Auteo.

         2.     Representations, Warranties and Covenants of Buyer.
                --------------------------------------------------

                The  representations,  warranties and covenants made by Buyer in
         Section VII shall be true and correct in all material respects when made and on and as of the Closing Date.

         3.     Compliance with Terms and Conditions.
                ------------------------------------

                All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by Buyer on or before the Closing Date shall have been complied with and performed in all material respects.

         4.     No Adverse Litigation.
                ---------------------

                No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable injunction, judgment, order or ruling would prevent consummation of any of the transactions contemplated by this Agreement.

         If (i) Buyer has breached any representation, warranty or covenant contained in this Agreement in any material respect and the breach has continued without cure for a period of ten (10) days after notice of the breach, or (ii) any of the conditions set forth in this Section V.B. are not satisfied by July 31, 2002 (unless failure of such condition precedent results primarily from Auteo breaching any representation, warranty or covenant contained in this Agreement), Auteo may terminate this Agreement and be relieved of all further obligations.

 Section VI:  Representations, Warranties and Covenants of Auteo.
 ---------------------------------------------------------------

         Auteo and Shareholder jointly and severally represent, warrant, and covenant to Buyer, as of the date of this Agreement and shall, by proceeding with the Closing, represent, warrant, and covenant, as of the close of business on the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section VI) as follows:

         1.     Good Standing.
                -------------

                Auteo is a duly organized and validly existing corporation in good standing under and in compliance with all of the laws of the state of its incorporation, and has adequate power and authority to enter into this Agreement and all exhibits hereto and instruments required hereunder (the "Ancillary Agreements") and carry out their respective terms. Auteo is duly qualified and in good standing as a foreign corporation and licensed to conduct its business as is now being conducted in Washington and California and in each other jurisdiction where the failure of it to do so could have a material adverse effect on the Business, the Acquired Assets, or the financial condition or results of operation of Auteo.

         2.     Agreement Authorized and No Conflict.
                ------------------------------------

                All actions legally necessary to authorize Auteo to enter into this Agreement and the Ancillary Agreements have been taken, those necessary to enable Auteo to carry out their respective terms will have been taken by Closing, and this Agreement and the Ancillary Agreements are binding on Auteo and enforceable in accordance with their terms. Without limiting the foregoing, this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby have been approved by all necessary actions by the Board of Directors of Auteo as of the date hereof, and will have been approved by all necessary actions by the shareholders of Auteo as of the Closing. The execution and delivery by Auteo of this Agreement and the Ancillary Agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, violate, result in a breach of or constitute a default under (or an event which, with notice or lapse of time or both, would cause a default under), or result in the cancellation or unilateral modification or amendment of, or accelerate the performance required by, or result in a right of termination or acceleration under or result in the creation of any lien upon any of the Acquired Assets under any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Auteo, or the terms of any agreement or contract, or the terms of any governmental authorization, law, regulation, order or the like, to which any Auteo is subject. Except for its SEC filings, Auteo is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. Auteo has not contracted to sell, transfer, pledge or mortgage to any third party all or any part of the Acquired Assets.

         3.     Condition of Acquired Assets.
                ----------------------------

                All of the Acquired Assets are fully operational and in working order, have been installed and are being used in compliance with all applicable codes, zoning ordinances and other ordinances, and with all other agreements, laws, regulations and the like applicable to their installation and use; the Acquired Assets have been maintained in accordance with normal industry practice and are suitable for the purposes for which they are used; and, the Acquired Assets are all the assets necessary to conduct the Business lawfully and as conducted by Auteo.

         4.     Title to Acquired Assets.
                ------------------------

                Auteo is the sole owner of and has good, marketable title to the Acquired Assets subject to no judgments, liens, encumbrances, or other interests of any party whatsoever, and at Closing Auteo shall transfer the Acquired Assets to Buyer free and clear of all judgments, liens and encumbrances. The Acquired Assets are (together with the Excluded Assets) all the assets used by Auteo to conduct the Business. None of the Acquired Assets are subject to any capital leases or loans, except as set forth in Schedule C to Attachment 1 (all of which shall be paid current prior to Closing). Auteo owns no real property.

         5.     Sufficient Licenses, etc.
                ------------------------

                Auteo has all necessary licenses, consents, approvals, authorizations, permissions and the like necessary to own and lawfully operate the Business as it has been operated, and all such licenses, consents, approvals, etc., except for those listed on Schedule B to Attachment 1, if any, are described on Schedule D to Attachment 1, are in full force and effect and are being assigned to Buyer (any for which any consent, waiver or approval is required in connection with the transactions contemplated hereby are noted on Schedule D to Attachment
         1).

         6.     Enforceability of Contracts.
                ---------------------------

                All contracts (including, without limitation, computer software licenses) used in the operation of the Business, including barter and other contracts, oral or written, for the exchange of advertising for goods and/or services, except for those listed on Schedule B to Attachment 1, are described (including current account and credit status) on Schedule E to Attachment 1, and all such contracts
         (including advertising contracts) are enforceable by Auteo in accordance with their terms and are assignable to Buyer (with or without consent as noted on Schedule E to Attachment 1), and will be enforceable by Buyer in accordance with their terms upon their assignment by Auteo to Buyer at the Closing (without limiting the foregoing, the execution, delivery and performance by Auteo of this Agreement and the transactions contemplated hereby will not give any party to any of such contracts any right to terminate, renegotiate or receive any additional payments or benefits thereunder). No party to any of these contracts is in default under their terms. In addition, neither Auteo nor Shareholder has received any notice of alleged default and have no knowledge of any alleged default, or that any notice of default, threatened default or termination has been sent or received by any party to these contracts.

         Likewise, no event has occurred which with or without notice or the passage of time or both would represent a default by Auteo under any of these contracts. Auteo covenants and agrees to obtain, at its expense, consents to the assignment of all contracts listed on Schedule E to Attachment 1 for which consents are required and which Buyer elects to assume. Any such consents which have not been obtained by the Closing Date shall be diligently pursued and promptly obtained by Auteo at its expense subsequent to Closing. None of such contracts restricts or adversely affects the development, marketing or offering of Auteo's services or the conduct of the Business (including, without limitation, through covenants not to compete) or grants exclusive rights or rights of first refusal to or in any portion thereof to any third party.

         7.     Litigation and Compliance with Laws.
                -----------------------------------

                Neither Auteo nor Shareholder is a party to any litigation or any investigation (or is subject to any outstanding injunction, judgment, order, decree, ruling or charge) which relates to the Business or any of the Acquired Assets, or which might in any way impact upon the transaction contemplated hereby. Furthermore, Auteo has been, is, and by carrying out the transactions contemplated hereunder shall be, in compliance with all laws, rules and regulations applicable to it, the Business, the Acquired Assets, (including, without limitation, all equal opportunity, safety and environmental laws, rules and regulations, and any applicable Bulk Sales Act), and, except for printing ink, lubricants and cleaning fluids lawfully used and disposed of, Auteo has not caused or permitted the Business to be used, nor has any real property used in connection with the Business ("Real Property") been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process pollutants, dangerous substances, toxic substances, hazardous waste, hazardous materials or hazardous substances, as any of these terms may be defined under any applicable local, state or federal law, ordinance, rule or regulation, or any other dangerous or toxic substances, or solid wastes, except in compliance with all applicable federal, state, and local laws or regulations, and has not caused or permitted and has no knowledge of the release of any such substances on or off-site of the Real Property. Likewise, except as set forth on Schedule J to Attachment 1, (a) neither Auteo nor Shareholder is aware of any pending or any threatened legal proceeding, claim, or investigation, relating to this transaction, the Business, the Acquired Assets, or Auteo's other assets or businesses, and (b) neither Auteo nor Shareholder has received any notice of noncompliance with respect to any law, rule or regulation.

         8.     Financial Statements and No Adverse Changes; No Liabilities.
                -----------------------------------------------------------

                (a) The financial statements (including all notes thereto) of Auteo for the three (3) most recently ended fiscal years, together with the financial statements for the partial year ending [_________________________, 2002] (the
                      "Statement Date"), which are attached as Attachment 6, present accurately and fairly the financial position of Auteo as of such dates and the results of their operations for such periods; are true, correct and complete in all material respects (and are consistent with the books and records of Auteo, which books and records are true, correct and complete); and have been prepared in accordance with GAAP.

                (b) Since the Statement Date, there has been no material adverse change in the condition, financial or otherwise, of Auteo, the Acquired Assets, or the Business. Without limiting the generality of the foregoing, since the Statement Date, Auteo has not:

                      (i) sold, transferred, leased or removed from their premises any of their tangible assets (except in the ordinary course of business), or sold, assigned, transferred or granted any rights under
                             or  with   respect  to  any  of  its   intellectual
                             property;

                      (ii) incurred or paid any indebtedness, obligation, lease, construction or purchase commitment, or other liability (contingent or otherwise), except for indebtedness, obligations and liabilities incurred or paid in the ordinary course of business, and there does not exist a set of circumstances that could reasonably be expected to result in any such indebtedness, obligation or liability;

                      (iii) suffered any adverse changes in condition (financial or otherwise), results of operations, earnings, properties, business, or prospects (including, without limitation, any change in its revenues, costs, or relations with its employees, agents, customers, lenders or others) which individually or in the aggregate have been materially adverse to the business, prospects, earnings, operations, properties, or condition (financial or otherwise) of Auteo;

                      (iv) failed to pay any account payable or indebtedness when due;

                      (v) incurred any indebtedness for borrowed money or guaranteed any liabilities or obligations of any other person;

                      (vi) created, permitted or allowed any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind with respect to any of its properties, businesses or assets;

                      (vii) suffered or received notice of any damage, destruction or loss in excess of $5,000 (whether or not covered by insurance) to any assets or properties;

                      (viii) made  any  change  in  its  accounting  methods  or policies or its independent public accountants; or

                      (ix) entered into any agreement or made any commitment to take any of the types of action described in subsections (i) through (viii) above.

                (c) Except as set forth on Attachment 6.1 or on the face of the financial statements attached at Attachment 6, Neither Auteo nor Shareholder has any obligations or liabilities of any nature whatsoever (whether absolute, accrued, contingent, or otherwise and including, without limitation, deferred tax liabilities, vacation time or pay, severance pay, and any other liabilities relating to or arising out of any act, omission, transaction, circumstance, sale of services, or other condition which occurred or existed on or before the date of this Agreement), nor does there exist a set of circumstances resulting from the transactions effected or events occurring on or prior to the date of this Agreement or from any action omitted to be taken during such period that could reasonably be expected to result in any such obligation or liability. Except as set forth on Attachment 6.1, no contingent liabilities as to Auteo or the Acquired Assets exist for which Buyer as transferee of the Acquired Assets would be liable, including, without limitation, sales, use, accrued personal property and accrued real estate taxes and federal tax liens.

         9.     Taxes.
                -----

                All applicable federal, state, and local tax and personal property returns, and all other applicable returns and withholding tax forms applicable to Auteo, including those applicable to the Acquired Assets and any other property of Auteo required to have been filed, have been correctly completed and filed when due, and all appropriate taxes have been paid when due. Auteo is not currently the beneficiary of any extension of time within which to file any tax returns, nor has it waived any statute of limitations in respect of any taxes. Copies of the returns for all federal and state taxes owed (whether or not shown on any tax returns) for Auteo's three (3) most recently ended taxable years are attached as Attachment 10, and are true, accurate and complete in all material respects. Auteo shall provide Buyer as soon as possible after the Closing Date with copies of all records pertaining to, other tax returns pertaining to, and evidences of payment of, all such other taxes relating to Auteo's treatment of the Acquired Assets that become due and owing after the Closing Date. No claim has ever been made by an authority in a jurisdiction where any Auteo does not file tax returns that it is or may be subject to taxation by that jurisdiction. There are no liens on any of the Acquired Assets that arose in connection with any failure (or alleged failure) to pay any tax. Notwithstanding the preceding sentences in this paragraph 9 to
         Section VI, Auteo shall be responsible for all sales, use and transfer taxes imposed on the transactions contemplated hereby other than the Reimbursed Sales Tax, which shall be borne by Buyer.

         10.    No Bankruptcy Proceedings.
                -------------------------

                Neither Auteo nor Shareholder is bankrupt or insolvent or a party to any current or threatened bankruptcy, insolvency or similar proceeding.

         11.    Personnel.
                ---------

                All employees ("Employees"), independent contractors, distributors, salesmen and other personnel of Auteo who are utilized in the Business (collectively "Personnel") consist only of those persons set forth, along with their respective compensation, on Schedule F to Attachment 1. This list is true and complete. Except as provided on Schedule F to Attachment 1, all Employees (which include all salesmen) are "at-will" employees; all such distributors and the like are independent contractors; there are no written agreements between Auteo and any of such Personnel, and any arrangement with any such party may be terminated at will without any liability or additional expense therefor. Except as set forth on Schedule I to Attachment 1, Auteo has no bonus, profit-sharing, pension retirement, stock purchase, stock option, hospitalization, insurance or other executive or employee compensation or benefit plans, and no such plans will be adopted or established; Auteo has no agreement or understanding with any union pertaining to its Personnel, nor is any union attempting to organize any such Personnel or any of them; and no Employees are presently on disability or sick leave. There has been no change of, or agreement to change, any terms of employment, including, without limitation, salary, wage rates, commission formulae, or other compensation of such Personnel. Except as disclosed to Buyer during due diligence, to the knowledge of Auteo and Shareholder, no Employees are unable to obtain life or health insurance at standard rates or have had medical claims in the past fiscal year exceeding $2,500.

         12.    Dealers.
                -------

                All dealers utilizing the services of the Business as of the date hereof are set forth on Schedule F to Attachment 1.

         13.    Suppliers.
                ---------

                All suppliers serving the Business as of the date hereof are set forth on Schedule F to Attachment 1.

         14.    Documentation.
                -------------

                No representation or warranty made by either Auteo or Shareholder in this Agreement or in any statement, certificate, schedule or other writing furnished to Buyer pursuant hereto or in connection with the transaction contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. All records and documentation provided to Buyer in connection with the transaction contemplated hereby are true and complete as of the date to which such records or documentation pertain, and the identity and description of Auteo are true and correct. There is no fact or condition which has not been disclosed in writing to Buyer that materially adversely affects the Acquired Assets, the condition (financial or otherwise) of Auteo, or the ability of Auteo to perform any of their obligations under this Agreement or the Ancillary Agreements, whether such fact or condition arose prior to or after the dates of the records and documentation provided to Buyer in connection herewith.

         15.    Operation of Business.
                ---------------------

                (a) From the Statement Date until the Closing Date, (i) Auteo has managed and operated, and shall continue to manage and operate, the Acquired Assets and the Business only in the ordinary course in substantially the same manner as heretofore conducted, using at all times their reasonable efforts in good faith to preserve and maintain the relationships with its dealers, customers, advertisers and others having business relationships with Auteo, and (ii) Auteo has not and shall not transfer, encumber or materially alter the Acquired Assets (except for repairs and, when replacements made, at least equivalent replacements), and have not taken and shall not voluntarily take any other action which might have a material effect upon the Business without first notifying Buyer, providing Buyer with the pertinent details concerning the same, and obtaining Buyer's written consent. Without limiting the generality of the foregoing, and except as expressly provided in this Agreement or with the prior written consent of Buyer, from the date hereof to Closing, Auteo shall not:

                      (i)    Sell or dispose of any of the Acquired Assets;

                      (ii)   Permit  or allow any of the  Acquired  Assets to be
                             mortgaged,   pledged  or  subjected  to  any  lien,
                             encumbrance, restriction or charge of any kind;

                      (iii) Dispose of, permit to lapse, or otherwise fail to preserve any of Auteo's proprietary rights;

                      (iv) Except for the expiration of any contract in due course, dispose of or permit to lapse any contract, permit or any other form of authorization or right included in the Acquired Assets;

                      (v) Dispose of or disclose to any person, other than Buyer and its authorized representatives, any dealer lists, advertiser lists, trade secret, process or know how;

                      (vi) Terminate or amend or suffer the termination or amendment of, or fail to perform all obligations or suffer or permit any defaults to exist under, any contract, permit, agreement or license;

                      (vii) Enter into any commitment, understanding or agreement which will require the expenditure of money, the acquisition of assets or the performance of services that will be binding on Buyer, except as may be required in the normal course of business;

                      (viii) Make any  material  change in the  customary  terms upon which it does business including, without limitation, any material change in the compensation of the Personnel;

                      (ix) Merge or consolidate Auteo with any entity or permit any entity to merge into it; or

                      (x) Agree, in writing or otherwise, to take any action prohibited by this Agreement.

                (b) Auteo will give prompt written notice to Buyer of any event or occurrence resulting in, or which with the passage of time result in, a material adverse effect on Auteo or the Business or a breach of any of the representations or warranties in this Section VI, or which would have constituted a breach of a representation or warranty if it had occurred prior to the date hereof. No disclosure pursuant to this Section shall be deemed to amend or supplement Auteo's disclosure schedules or to prevent, cure or otherwise excuse any misrepresentation, breach of warranty or breach of covenant.

                (c) Unless and until this Agreement is terminated pursuant to the terms hereof, Auteo shall not, either directly or through its respective agents, representatives or affiliates, directly or indirectly, solicit, initiate or entertain the submission of proposals or offers from, or solicit, encourage, entertain or enter into any agreement, arrangement or understanding with, or engage in any discussions with, or furnish any information to, any person or entity other than Buyer or a representative thereof with respect to the acquisition of all or any part of the Acquired Assets or the Business. Should Auteo or any of its respective agents, representatives or affiliates, during such period, receive any offer or inquiry relating to such a transaction, or obtain information that such offer is likely to be made, Auteo shall provide Buyer with immediate notice thereof, which notice shall include the identity of the prospective offeror and the price and terms of any offer.

                (d) Prior to Closing, Auteo shall provide to the authorized representatives of Buyer complete and unimpeded access at all reasonable times to all of the offices, warehouses, properties and other facilities, books and records of Auteo, will permit Buyer to make such inspections as Buyer may reasonably require, and will cause its officers to furnish Buyer with such financial and operating data and other information with respect to the business and its assets and properties as Buyer may reasonably from time to time request. In the event Closing does not occur as contemplated herein, Buyer shall keep all information, including operating and financial and data acquired from Auteo concerning the business of Auteo, which Auteo has not intentionally made available to the public generally or to which Buyer does not have access or of which Buyer is not otherwise aware as a result of its relationship with Auteo under the Franchise Agreement (the "Data"), strictly confidential and shall not disclose such Data to any third person and, at Auteo's request, shall return to Auteo or destroy all copies of such Data.

         16.    Subsidiaries.
                ------------

                Auteo has no subsidiaries. However, the original company engaged in the business now conducted by Auteo was TYSA Corporation, which was merged into Auteo in March 2000. TYSA Corporation was not the surviving Corporation in such merger. In connection with their other obligations under this Agreement, Auteo and Shareholder will take all necessary action to inform all applicable agencies of the prior merger of TYSA Corporation into Auteo.

         17.    Trademarks, Trade Names, etc.
                ----------------------------

                Auteo  does  not  own  or use  any  registered  or  unregistered copyrights, trademarks, trade names, service marks, service names, URLs, domain names, slogans or assumed names (nor are any of the same used or held for use) in connection with the conduct of the Business other than those listed on Schedule D to Attachment 1 hereto ("Trademarks"). Except as set forth on Schedule D to Attachment 1, Auteo owns all rights in and to the Trademarks free and clear of any adverse claims, liens and interest. Auteo has not licensed or authorized any other person or entity to use the Trademarks. Auteo is authorized to transfer exclusive ownership of the Trademarks to Buyer hereunder free and clear of any adverse claims, liens and interest so that they may be used by Buyer and its successors and assigns for perpetuity without charge. Auteo is not required to pay any license fee, royalty or any other payment to use the Trademarks in the Business, nor will any fee or payment be required of Buyer after or in connection with the transfer of the Trademarks at Closing. Upon transfer of the Trademarks to Buyer, Buyer will have the right to transfer or assign the Trademarks to any subsequent third party free and clear of any adverse claims, liens and interest, other than any which Buyer after the Closing Date suffers, permits or incurs with respect thereto. Schedule D to Attachment 1 lists (a) the owner or user of each such unregistered copyright, trademark, trade name, service mark, service name, slogan or assumed name, (b) any assignments thereof and any agreements relating to the use or sharing of the rights thereunder, and (c) any statutorily required filings made by Auteo to permit them to make use of each such copyright, trade name, service mark, service name, slogan or assumed name. Auteo has not entered into any amendment or modification of, terminated or consented to the termination of, or sold, assigned, pledged or otherwise disposed of any part of its interest in any Trademarks. Except as set forth on Schedule D to Attachment 1, there are no claims pending or threatened against
         Auteo with respect to the alleged infringement of any of the Trademarks; there is no basis for any such claim; and no such claim has ever been made to or against Auteo in the past. To Auteo' knowledge, no third party has interfered with, infringed upon, or misappropriated or otherwise come into conflict with the Trademarks or any other intellectual property rights of Auteo. No option, right of first refusal or any other interest with respect to any of the Trademarks is held by any other party.

         18.    Prepaid Accounts.
                ----------------

                Except as set forth on Schedule H to Attachment 1, Auteo shall not have received as of the Closing Date any payment from any customers for services which shall not have been fully rendered prior to the Closing Date ("Prepaid Accounts"). Schedule H shall include descriptions of the services to be rendered and the status of each Prepaid Account. Buyer shall not be required to assume any such Prepaid Account or the service obligations attendant thereto, and with respect to any such obligations not assumed by Buyer, Auteo shall, by the Closing Date, take whatever actions are necessary to fully satisfy or obtain full releases with respect to such obligations and shall provide evidence thereof satisfactory to Buyer.

         19.    Accounts Receivable and Inventory.
                ---------------------------------

                (a) The accounts receivable (the "Accounts Receivable") of the Business are set forth on Attachment 9, and such lists are true, correct and complete. All Accounts Receivable reflected thereon have arisen only from bona fide transactions in the ordinary course of business and any Accounts Receivable included in the Acquired Assets, if any, are fully collectible when due in the aggregate face amounts thereof except to the extent of normal allowance for doubtful accounts.

                (b) The inventory included in the Acquired Assets is merchantable and fit for the purpose for which it was procured or manufactured, and none of such inventory is slow-moving, obsolete, damaged or defective.

         20.    Computer Software.
                -----------------

                Other than the  software  related  exclusively  to the  Excluded
         Development Business (defined below), as listed on Schedule B to Attachment 3 (the "Excluded Software"), all computer software owned or licensed by Auteo or used or held for use in the Business ("Software") is described on Schedule K to Attachment 1, which sets forth the source of Auteo's entitlement to use the Software, a description of the Software and its function with respect to the Business, and identifies any licenses and contracts for the development and/or conveyance of any rights with respect to the Software, including any sublicenses granted by Auteo. There are no restrictions which would preclude, or result in a charge for, Buyer's continued use of the Software in the Business as currently conducted. The Excluded Software is utilized by Auteo solely in connection with the operation of the Excluded Development Business and is not used or required for use in the operation of the Business, as previously operated by Auteo or as proposed to be operated by Buyer.

 Section VII:  Representations, Warranties and Covenants of Buyer.
 ----------------------------------------------------------------

         Buyer represents, warrants and covenants to Auteo and Shareholder, as of the date of this Agreement and shall, by proceeding with the Closing, represent, warrant, and covenant as of the close of business on the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section VII), as follows:

         1.     Good Standing.
                -------------

                Buyer is a duly formed and validly existing limited liability company under the laws of the Commonwealth of Virginia, and has adequate power and authority to enter into this Agreement and carry out its terms.

         2.     Agreement Authorized.
                --------------------

                All limited liability company action legally necessary to authorize Buyer to enter into this Agreement have been taken, those necessary to enable Buyer to carry out its terms will have been taken by Closing, and this Agreement is binding on Buyer. This Agreement is not in conflict with and does not violate the terms of any other agreement, law, regulation, or the like, to which Buyer is subject. To Buyer's knowledge, Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

         3.     Litigation.
                ----------

                Buyer is not a party to any litigation which might have a material adverse impact on the transaction contemplated hereby. Likewise, Buyer is not aware of any pending or any threatened legal proceeding, claim or investigation that relates to or might have a material adverse impact on this transaction.

         4.     No Bankruptcy Proceedings.
                -------------------------

                Buyer is not bankrupt or insolvent and is not a party to any current or threatened bankruptcy, insolvency or similar proceeding.

 If Buyer assigns its rights hereunder to one or more Permitted Assignees (as hereinafter defined), the foregoing representations and warranties shall be deemed made jointly and severally by Buyer and each of the Permitted Assignees with respect to each of them as of the effective date of the assignments and again as of the Closing Date.

 Section VIII:  Employees.
 ------------------------

         1. On or before the Closing Date, Auteo shall, as of the close of business on the Closing Date, release from their employment all Employees other than the three (3) employees utilized exclusively in connection with the Excluded Development Business. As noted previously, lists of all such Employees are set forth on Schedule F to Attachment 1. Buyer will be permitted to offer employment to such Employees but is not obligated under this Agreement to retain any such Employee (any Employee retained by Buyer is a "Rehired Employee"). All Re-Hired Employees shall be deemed "new hires, at-will" of Buyer. Auteo shall pay Buyer on the Closing Date an amount equal to any accrued paid vacation or other compensable paid time with respect to any Re-Hired Employees, and Buyer shall assume such obligations as to those Re-Hired Employees to the extent of such accrued vacation or compensable time. Otherwise, Auteo will pay and satisfy all compensation and employee benefit obligations to the Re-Hired Employees arising on or prior to the Closing Date and no accrued vacation or other compensable time, earned but unpaid bonuses, profit sharing, retirement, severance pay, life insurance, retiree welfare benefits, disability, health care or workers' compensation plans or claims, or any other employee benefit or fringe benefit plans operated for, or obligations owed by Auteo to any such Re-Hired Employees shall be assumed by or otherwise transferred to Buyer without Buyer's express written consent. Buyer shall not assume any obligations under any employment agreements. Auteo shall be liable for all contributions to be made to or benefits accruing under said plans. Auteo shall also be solely responsible for and shall provide all notices and health care plan continuation coverage required by or under "COBRA" (29 U.S.C.ss.ss.601-606) with respect to their Employees, former employees and other qualified beneficiaries regardless of whether the "qualifying event" triggering COBRA continuation occurs at or before Closing. Auteo shall maintain their existing group health insurance plan in force until expiration of the maximum COBRA continuation period described in ERISA (defined below) Section 602(2)(A) (eighteen
                (18) months or thirty-six (36) months, as applicable).

         2. Schedule I to Attachment 1 lists each compensation, employment or collective bargaining agreement, and each stock option, stock purchase, life, health, accident or other insurance, bonus, deferred or incentive compensation, severance or separation, pension, profit sharing, stock bonus, retirement, or other employee benefit plan, practice, policy or arrangement, covering Employees or former employees of Auteo, including but not limited to any employee benefit plans within the meaning of
                Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which Auteo maintain, to which any Auteo contributes, or under which any Auteo's employees or former employees are or were covered (collectively, the "Benefit Plans"). The term "Benefit Plans" as used herein refers to all plans included in Schedule I to Attachment 1, and for purposes of subsections 3, 4 and 5 below, all similar plans that may have been terminated previously, and for purposes of the representation below as to a multiemployer plan within the meaning of Section 3(37) of ERISA ("Multiemployer Plan") and subsections 3, 4 and 5 below, all similar plans that are pension plans within the meaning of Section 3(2) of ERISA ("Pension Plans") which would be Benefit Plans if the term "Auteo" included all persons with whom Auteo would be aggregated by the application of Section 4001(b) of ERISA; however, the term "plan" or "plans" is used in this Agreement for convenience only and does not constitute an acknowledgment that a particular arrangement is an employee benefit plan within the meaning of
                Section 3(3) of ERISA.

                Auteo is not and never has been a party to a Multiemployer Plan or provided continuing health or life insurance coverage to former employees of Auteo following their termination or retirement other than pursuant to the continuation coverage rules of ERISA Sections 601-608 and Code Section 4980B.

         3. All contributions and other payments required to be made by Auteo to or under any Benefit Plan for or on behalf of any of the Employees or former employees of Auteo or their beneficiaries have been made or reserves adequate for such purposes have been set aside therefor and are reflected in the financial statements at Attachment 9, in accordance with the terms of each such plan. All contributions made by Employees as of the date hereof have been or will within thirty (30) days be deposited by Auteo with the appropriate funding agency, if any, of each Benefit Plan in accordance with the terms of each such plan.

         4. Auteo has no material liability to any person or government agency under or with respect to any Benefit Plan that is not reflected in the financial statements, other than such normally unrecorded liabilities as sick leave, holiday pay, vacation pay, bonuses, incentive compensation and employee awards, and Schedule J to Attachment 1 lists by type each such normally unrecorded liability under or with respect to any Benefit Plan.

         5. There are no material violations of ERISA or the Code with respect to any Benefit Plans. All aspects of the Benefit Plans, or their administration, are in material compliance with the applicable provisions of ERISA, the Code and any other applicable  federal  or  state  law.  Neither  Auteo  nor any of
                Auteo's  directors,  employees  or  agents  nor  any  "party  in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in Section 4975(e)(2) of the Code) has engaged in or been a party to any Prohibited Transaction with respect to any Benefit Plan in connection with which any person could be subject to either a civil penalty assessed pursuant to ERISA or a tax imposed by Section 4975 of the Code.

         6. Auteo shall take whatever actions are necessary or appropriate to terminate without further liability, effective upon the Closing Date, the participation of Auteo and each Re-Hired Employee in the Benefit Plans. Where appropriate, such actions shall include the issuance of notice in accordance with Section 204(h) of ERISA. Effective upon the Closing Date, no Re-Hired Employee shall accrue any further benefits or periods of vesting service under the Benefit Plans. Auteo shall be liable after the Closing Date for all benefits, if any, payable to Employees under any of the Benefit Plans.

 Section IX:  Billing and Accounts.
 ---------------------------------

         At least one week prior to Closing, Auteo shall deliver to Buyer lists of all accounts payable as of the Closing Date pertaining to the Business. Unless otherwise expressly agreed in writing, Buyer will not assume any accounts payable. At Buyer's request, Auteo shall pay on or before the Closing Date all due and overdue accounts payable, and shall establish from the proceeds of the Closing sufficient reserves to pay when they become due all accounts payable not yet due and owing as of the Closing Date and any other indebtedness, and shall promptly pay such accounts payable and indebtedness when due. At Closing, the list of accounts payable will be attached hereto as Attachment 10.

         Auteo shall retain ownership of all Accounts Receivable of the Business accrued as of Closing ("Auteo's Receivables"), and all receivables created thereafter with respect to the Business shall be owned by Buyer. After Closing and only at Auteo's request, Buyer will bill and process collections on those Auteo's Receivables which are provided to Buyer by Auteo at Closing in a written list, and upon such collection, subject to the other terms of this paragraph, Buyer will promptly pay over to Auteo all such sums collected as of the tenth (10th) day of each month for three (3) months following the Closing. Unless the payor directs otherwise, amounts collected on any specific account shall be applied first to Auteo's account balance. Buyer shall be paid from Auteo's Receivables five percent (5%) of such amounts collected as compensation for the services rendered under this paragraph. The parties agree that Buyer's obligation to collect and remit such amounts shall be without liability except for willful misfeasance, does not require Buyer to institute legal proceedings or to take other extraordinary measures for collection, and will terminate at the close of business on the tenth (10th) day of the third (3rd) month after Closing, at which time Buyer shall deliver to Auteo all books and records relating to such accounts. If at any time Auteo is dissatisfied with Buyer's collection efforts on any account, Auteo's exclusive remedy shall be to assume the efforts to collect the account which shall be exercised by giving Buyer written notice of Auteo's election to do so, at which time Buyer shall deliver to Auteo all books and records relating to such accounts.

 Section X:  Indemnification.
 ---------------------------

         1. Auteo and Shareholder shall, jointly and severally, indemnify and hold harmless Buyer from and against any liability, loss, damages and expenses, including reasonable attorneys' fees (collectively "Losses"), sustained, incurred, paid or required to be paid by Buyer which arise out of, result from or are related to any breach by Auteo of any representation, warranty or covenant contained in this Agreement (without giving effect to any supplement or bringdown to (a) the disclosure schedules at Closing) or any other document or instrument delivered to Buyer in connection with the transactions contemplated hereunder or applicable laws (including any Losses arising from Auteo's failure to comply with any applicable UCC Bulk Sales Act), (b) any failure of Auteo or claim by Auteo's shareholders that it has failed in the past to comply with all applicable SEC rules and regulations and state securities laws (including, without limitation, such rules, regulations and laws applicable to the transactions contemplated by this Agreement), or any other claim by a current or former shareholder of Auteo, or (c) as a result of events occurring prior to Closing that relate to or affect the Acquired Assets or the conduct of the Business.

         2. Buyer shall indemnify Auteo and Shareholder with respect to any Losses sustained, incurred, paid or required to be paid by them which arise out of, result from or are related to any breach by Buyer of any representation, warranty or covenant contained in this Agreement (without giving effect to any supplement or bringdown to the disclosure schedules at Closing) or any other document or instrument delivered to Buyer in connection with the transactions contemplated hereunder.

         3. In the event Auteo and Shareholder on the one hand, or Buyer on the other, have a claim under this indemnity, it may at its option and in its sole discretion offset the amount of such claim against any amount then owed by it to any one or more constituents of the other party under this or any other agreement.

 Section XI:  Finders or Brokerage Fees.
 --------------------------------------

         Each party to this Agreement represents and warrants to the other party that no person or entity acting on behalf of such party or any of its affiliates or under the authority of any of the foregoing is or will be entitled to any brokers', advisors' or finders' fee or any other commission or similar fee, directly or indirectly, from such party or any of its affiliates in connection with any of the transactions contemplated by this Agreement, and that such party agrees to be solely responsible for defending against, and paying all fees, etc. to, any broker or similar person who claims that such party engaged him to render services in connection with this transaction.

 Section XII:  Prorations.
 ------------------------

         Items of income, revenue and expense customarily adjusted in transactions of this type shall be apportioned and adjusted as of the close of business on the Closing Date, including, without limitation, real estate and personal property taxes (in accordance with the customary manner for the applicable locality), if any, any interest or rent on any of the real or personal property leases (excluding capitalized leases which shall be paid in full by Auteo) used in connection with the Business that are assumed by Buyer, including items of expense under maintenance contracts, service contracts, rental contracts or equipment contracts, advertising contracts, cleaning contracts, assignable permits and licenses, and any deposits for services to be rendered after the Closing Date. All such prorations shall be set forth on Schedule G to Attachment 1 (Auteo shall deliver a preliminary accounting to Buyer not less than five (5) days prior to Closing, which accounting shall include Auteo's workpapers).

         The foregoing items may not specify all adjustments properly to be made in a transaction of this nature. Representatives of Auteo and Buyer shall perform all of the adjustments, including any not specifically referred to herein, which are appropriate and usual in a transaction of this nature. it is the intention of Buyer and Auteo that the purchase and sale hereunder shall occur as of the close of business on the Closing Date; in that regard, except as otherwise provided herein, the adjustments hereunder shall be made as of that time and calculated and paid (in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of Buyer and Auteo) at the Closing. Subsequent final adjustments and payment shall be made as soon as practicable after the Closing, and in any event not later than ninety (90) days after the Closing, based upon an agreed accounting performed by representatives of Buyer and Auteo, and in the event of any disagreements between them, by a mutually acceptable certified public accountant.

 Section XIII:  Change of Name and Cessation of Business.
 -------------------------------------------------------

         Auteo shall cease trading under all names used in connection with the Business (including, without limitation, "Northwest and California Dealer Specialties") and any names similar thereto commencing immediately after the Closing Date. Auteo will retain its corporate name and status as a public company, subject, however, to all of its obligations hereunder and under the Ancillary Agreements (including, without limitation, its obligations under Section XVI.1 below).

 Section XIV:  Environmental Matters.
 -----------------------------------

         Auteo will, at its sole cost and expense, (i) comply with, or ensure compliance with, all applicable federal, state, local and foreign environmental laws or regulations, and with all agreements with governments, and court and administrative orders, pertaining to violations of any such environmental laws or regulations that are applicable to the Business ("Environmental Violation") on or before the Closing Date, and (ii) cure any Environmental Violation. Such environmental laws include, without limitation, the Resource Conservation and Recovery Act of 1976 and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended. These obligations, and any liability that Auteo may have for any breach thereof, shall survive the Closing, and Buyer shall not assume any such obligation or liability of Auteo.

         In the event Buyer discovers or determines the existence of any Environmental Violation (including, without limitation, a spill, discharge or contamination) that existed as of and/or prior to the Closing Date or any act or omission occurring prior to the Closing Date, the result of which may require remedial action pursuant to any law or may be the basis for the assertion of any third-party claims, including claims of governmental entities, Buyer shall promptly notify Auteo thereof and Auteo shall, at its sole cost and expense, proceed with due diligence to take the appropriate action in response thereto. In the event that Auteo fails to so proceed with due diligence, Buyer may, at its option, proceed to take the appropriate action and shall have the rights to indemnity as set forth in this Agreement.

 Section XV:  Consent and Estoppel Certificates.
 ----------------------------------------------

         Auteo shall obtain Consent and Estoppel Certificates, in a form substantially similar to that attached as Attachment 8, from all parties to the leases, agreements, licenses and the like listed on Schedules D and E to Attachment 1 for which consent to assignment is required.

 Section XVI:  Additional Agreements.
 -----------------------------------

         1. Auteo acknowledges and agrees that, contemporaneously with Closing, each Franchise Agreement and the license and other rights thereunder shall terminate and be of no further force and effect; provided, however, the foregoing notwithstanding, the covenants of Auteo set forth in Article XII of each Franchise Agreement shall, as a material inducement to cause Buyer to enter into this Agreement, expressly survive such termination and remain in full force and effect in accordance with their respective terms. Auteo and Shareholder further acknowledge and agree that, as of Closing, except for such amounts as may be due to Auteo in connection with services provided to dealers jointly by Auteo and Buyer pursuant to "sharing arrangements" under the Franchise Agreements (such amounts, if any, shall be credited to Auteo as a proration at Closing pursuant to Section XII above), Buyer has no further obligations to Auteo or Shareholder with respect to monies owed under any Franchise Agreement, all such obligations having been satisfied by Buyer or waived by Auteo.

         2. The Excluded Assets include, among other items, the business and assets related to Auteo's business of providing web site and software development services to certain customers of DSII (the "Excluded Development Business"). For a period of two (2) years following the Closing, provided Auteo remains in compliance with all terms and provisions of this Agreement and all Ancillary Agreements (including, without limitation, Section XVI.1 above), Buyer shall refer to the Excluded Development Business any customers of DSII in the geographic market served by Auteo at the Closing Date that request services similar to those provided by the Excluded Development Business; provided, the foregoing shall not be and shall not be deemed or construed to be a guarantee to the Excluded Development Business of any particular number of, or any, referrals or a guarantee or any sales or revenue therefrom or a covenant by Buyer to limit or prevent any of its affiliates from providing similar services. In addition, Buyer shall cause DSII to license to the Excluded Development Business, at no cost, its national vehicle database in accordance with the express terms of the License Agreement attached hereto as Attachment 2C, which License Agreement shall be executed by Auteo and DSII at Closing.

 Section XVII:  Miscellaneous.
 ----------------------------

         Any reference to Buyer herein shall mean Buyer or, in the event of an assignment, a Permitted Assignee. Any covenant, representation, warranty and obligation made by Buyer or Permitted Assignee shall be joint and several. Buyer may assign this Agreement to a corporation, limited liability company or other entity to be formed by Buyer or any affiliate of Buyer ("Permitted
 Assignee") provided that Buyer shall remain liable for its obligations hereunder. Auteo may not assign this Agreement. No party to this Agreement shall disclose to any third party, other than its legal advisors and accountants, the terms and conditions of this Agreement or its related documents except when needed to obtain financing, prepare its annual financial report, file tax returns, defend itself or make a claim in any litigation or investigation to which either of them is a party, negotiate the sale or transfer of all or part of the Business to a bona fide potential purchaser from Buyer, or otherwise as required by law, without the prior written consent of the other parties hereto, and any authorized disclosure shall be made only to those having a legitimate need to know.

 This document represents the entire agreement of the parties with respect to the transactions contemplated hereby. Each party to this Agreement agrees to execute and deliver such additional documents and take such other actions as may be reasonably requested by another party to carry out the provisions and purposes of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their successors and permitted assigns. This Agreement, including the representations and warranties set forth in Section VI and Section VII and elsewhere in this Agreement and the Indemnification set forth in Section X, shall survive the Closing. If any provision of this Agreement is deemed to be illegal or unenforceable as written by a court, arbitrator or the like having proper jurisdiction, such provision shall be interpreted in whatever manner is necessary to be deemed enforceable while retaining as closely as possible the original language and intent of the parties, and no such determination shall affect the validity or interpretation of the remaining terms of this Agreement. This Agreement (including all attachments) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Regardless of any exchange of drafts of this Agreement, series of discussions, negotiations, or other exchanges between the parties hereto, no agreement shall be deemed to have arisen and no party hereto shall be bound by the provisions hereof until this Agreement has been finalized and executed by all parties. This Agreement, and all others relating hereto, including those the forms for which are attached as Attachments, Schedules or Exhibits, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. This Agreement may not be released, discharged, abandoned, amended, changed or modified in any manner, except by an instrument in writing signed by or on behalf of each of the parties hereto by their duly authorized officers or representatives. The failure or delay of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. This Agreement, and the agreements contemplated hereby, are solely the obligations of, and for the benefit of, the parties hereto and their permitted assignees, and there shall be no third party beneficiary of any of the warranties, representations or covenants made in this Agreement or any of the other agreements contemplated hereby. The Exhibits, Schedules and Attachments attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between the provisions of such exhibits and the provisions of this Agreement, the provisions in this Agreement shall control. Each party to this Agreement is responsible for the accuracy of its respective schedules regardless of any assistance provided by the other party in connection with the preparation of the schedules.

         Auteo and Shareholder jointly and severally represent and warrant that they have no claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which they can assert against Buyer or its affiliates under the Franchise Agreement or in connection with the prior operation of the Business, the operation by Buyer and its affiliates of their businesses, or the negotiation of this Agreement or any related agreements.

 In the event Auteo or Shareholder has any claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which they now or hereafter may assert against Buyer or any affiliate under the Franchise
 Agreement or in connection with the prior operation of the Business, the operation by Buyer and its affiliates of their businesses, the negotiation of this Agreement or any related agreements, then by executing this Agreement they forever waive and release Buyer and its affiliates and their officers, attorneys, agents, employees, successors and assigns from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that Auteo or Shareholder ever had, now have, or may have against the Buyer or any of them arising out of or relating to such matters. In addition, Auteo and Shareholder jointly and severally represent and warrant that they will not commence, join in, prosecute, or participate in any suit or other proceeding in a position that is adverse to Buyer in connection with the Franchise Agreement, the prior operation of the Business, the operation by Buyer and its affiliates of their businesses or the negotiation of this Agreement or any related agreements.

         This   Agreement  is  executed  and  delivered   under  seal,  and  the
 designation "[SEAL]" on this Agreement shall be as effective as the affixing of a seal physically hereto.

                                    * * * * *

         WITNESS as of the day and year set forth above, the following signatures and seals evidencing agreement of the parties as set forth above.

                                         AUTEO MEDIA, INC., a
                                         a Nevada corporation


[SEAL]                                   By:
                                            ---------------------------------
                                            Name:   Steve Van Leeuwen
                                            Title:  President


[SEAL]
                                         ------------------------------------
                                         STEVE VAN LEEUWEN


                                         TRADER LABELING, L.L.C.,
                                         a Virginia limited liability company


[SEAL]                                   By:
                                            ---------------------------------
                                            Name:   G. Mitchell Brooks
                                            Title:  President

                                  ATTACHMENT 1


                           BILL OF SALE AND ASSIGNMENT
                           ---------------------------


         KNOW ALL MEN BY THESE PRESENTS: That as of July ___, 2002, the undersigned AUTEO MEDIA, INC., a Nevada corporation ("Auteo"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of June ___, 2002, by and between Auteo and TRADER LABELING, L.L.C., a Virginia limited liability company ("Buyer"), for the consideration set forth in the attached Schedule A and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell, transfer, set over, assign and convey unto Buyer all of Auteo's right, title and interest in and to all the assets used in connection with the Business (as defined in the Asset Purchase Agreement), except those assets set forth on Schedule B to this Bill of Sale (the "Excluded Assets," as defined in the Asset Purchase Agreement). The assets to be sold hereunder include, but are not limited to, those assets set forth on Schedule A, as well as (i) the furniture, fixtures, equipment, inventory, materials and supplies, and other tangible property used in the Business; (ii) ownership and/or license rights in all registered or unregistered trademarks, trade names, service marks, service names, URLs, domain names, Internet web sites, data, copyrights, slogans and assumed names (with goodwill) used in the Business (including those set forth in Schedule D); leases and contracts (including those set forth on Schedule E which Buyer elects to assume); rights to security and other deposits and account credits; and other intangible property pertaining to the Business; (iii) lists of all employees, advertisers, delivery personnel, dealers and suppliers of the Business, some of which lists are attached hereto as Schedule F, and Auteo's other files, data, books, data bases and records relating to the Business (Auteo may keep copies of all records turned over to Buyer needed for income tax purposes); (iv) all other items of tangible personal property owned by Auteo and used in connection with the Business and located in, on or about any of the locations at which the Business is conducted and any replacements or additions thereto after the date hereof;
(v) all ownership and/or license rights in all computer software used in the Business; (vi) all other assets (including goodwill and intangible assets) relating to and used in connection with the operation of the Business of every kind and nature owned by Auteo, including contract rights, insurance policies (excluding officers' life insurance), licenses, franchise rights, privileges and to the extent the same are assignable, business licenses, certificates of occupancy and other governmental and regulatory licenses and permits relating to the Business, and all telephone, telex, telecopy, and telecommunication numbers that Auteo may have which relate to the Business; (vii) all of Auteo's rights under the Franchise Agreement (as defined in the Asset Purchase Agreement), which shall terminate at and as of the date hereof (subject to the provisions of Section XVI of the Asset Purchase Agreement); and (viii) all outstanding and contingent claims of Auteo (other than the Auteo's Receivables, as defined in the Asset Purchase Agreement) against third parties arising out of the operation of the Business, and all unexpired warranties and guaranties now in effect with respect to any of the assets sold hereunder (all such assets sold and assigned hereunder are the "Acquired Assets").

         Auteo hereby represents and warrants to Buyer that: Auteo is the sole and lawful owner of the Acquired Assets; the Acquired Assets are free from all judgments, liens or encumbrances except obligations to perform future services attendant to the contracts assumed by Buyer in that certain Assignment and Assumption Agreement of even date herewith; Auteo has the power and authority to sell the Acquired Assets; and Auteo will warrant and defend the same against the claims and demands of all persons.

         TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever.

         Auteo agrees for tax reporting purposes to be bound by the price allocations for the Acquired Assets as set forth on Schedule A.

         Auteo shall remain liable for the performance of all obligations arising from events first occurring prior to the date hereof in connection with the Acquired Assets assigned above and Auteo shall indemnify and save Buyer harmless from and against any loss, damages, claims, liabilities and expenses (including reasonable attorneys' fees) in connection with such obligations. Buyer assumes no liabilities of Auteo whatsoever except those relating to the Acquired Assets which are specifically assumed by Buyer pursuant to that certain Assignment and Assumption Agreement among the parties of even date herewith.

         With respect to the Acquired Assets sold hereunder, and should additional assets properly deemed to be part of the Acquired Assets later be discovered at any time, Auteo shall cooperate however necessary to effect or complete the transfer of such assets to Buyer, free and clear of all judgments, liens or other encumbrances of any kind. The costs associated with clearing title to the Acquired Assets, and otherwise releasing the Acquired Assets from any liens or encumbrances, shall be borne by Auteo, which shall act with all due diligence to clear any such title to the Acquired Assets and otherwise release the Acquired Assets from any liens or encumbrances and to provide Buyer with satisfactory evidence thereof.

         This Bill of Sale and Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


     [remainder of page intentionally left blank - signature page(s) follow]

         IN WITNESS WHEREOF, Auteo have executed this Bill of Sale and Assignment as of the day and year first above written.

                                     AUTEO MEDIA, INC., a
                                     Nevada corporation


[SEAL]                               By:
                                        -------------------------------
                                        Name:   Steve Van Leeuwen
                                        Title:  President

                            SCHEDULES TO ATTACHMENT 1


                                 (Bill of Sale)

                                   SCHEDULE A
                                 TO ATTACHMENT 1


                      Allocation of Asset Purchase Price*
                      ----------------------------------


           Inventory                                         $__________
           Furniture, Fixtures and Equipment                  __________
           Vehicles                                           __________
           Morgue                                             __________
           Masthead Typestyle                                 __________
           Advertiser Lists                                   __________
           Circulation Lists                                  __________
           Goodwill                                           __________
           Going Concern Value                                __________
           Contract Rights and Miscellaneous                  __________

           TOTAL ASSET PURCHASE PRICE                         $1,500,000
                                                              ==========



           * To be allocated in accordance with an appraisal by Buyer.

                                   Exhibit A-1
                          to Schedule A to Attachment 1


                        Furniture, Fixtures and Equipment


(Auteo  to  list  major  furniture,   fixtures  and  equipment.   Divide  up  by
office/location, on separate sheets. There is no need to ascribe specific valuations. That set forth on Schedule A for this entire category will suffice.)

                                   Exhibit A-2
                          to Schedule A to Attachment 1


                                    Vehicles

                                   SCHEDULE B
                                 TO ATTACHMENT 1


                                 Excluded Assets


         1. Oral and written contracts, if any, with employees of the Business.

         2.     Nontransferable local business licenses.

         3.     Cash on hand and in deposit or checking accounts.

         4.     Accounts receivable accrued as of Closing.

         5. Any furniture, fixtures and equipment not listed on Exhibit A-1 to Schedule A to Attachment A.

         6. Any contracts, leases or other agreements not expressly assumed by Buyer under Schedule E to Attachment 1.

         7.     The  assets  of  Auteo  related   exclusively  to  the  Excluded
Development Business, including, without limitation, all domain names not expressly listed on Schedule D to Attachment 3.

         8. Software developed by and proprietary to Auteo and used exclusively in connection with the Excluded Development Business (the "Excluded Software," as defined in the Asset Purchase Agreement), marketed under the following trade names and registered trademarks:

                a.    ContactAuto Lead Management System
                b.    MyPartLink- Auto Part Commerce
                c.    Go2Dealer  and   NWCarNet-   Auto   Dealership   Web  Site
                      Development and Management

                                   SCHEDULE C
                                 TO ATTACHMENT 1



                   Judgments, Liens, or Any Other Encumbrances
                   -------------------------------------------
                     on Acquired Assets Being Sold to Buyer
                     --------------------------------------

                                   SCHEDULE D
                                 TO ATTACHMENT 1


                          License, Permits, Marks, Etc.
                          ----------------------------


(Auteo to list all licenses, permits, trademarks, trade names, service marks, service names, URLs, domain names, copyrights, slogans and assumed names used in the Business. With respect to each, Auteo to list (i) the owner and/or user,
(ii) any assignments thereof and any agreements relating to the use or sharing of the rights thereunder, (iii) all state and federal registration and renewal numbers, and (iv) any statutorily required filings made by Auteo to permit and to make use of each. Further, as to each, Auteo to list all claims pending or threatened with respect to the alleged infringement of any of the foregoing.)


         1.     "Northwest Dealer Specialties"
                 ----------------------------

                 Owner:  Auteo
                 User:  Auteo
                 Assignments:  None
                 Registration/Renewal Numbers:  None
                 Filings:  State D/B/A filing in Washington
                 Claims:  None

         2.     "California Dealer Specialties"
                 -----------------------------

                 Owner:  Auteo
                 User:  Auteo
                 Assignments:  None
                 Registration/Renewal Numbers:  None
                 Filings:  State D/B/A filing in California
                 Claims:  None



 * Auteo will cease doing business under the D/B/A's described in nos. 1 and 2 above effective immediately upon Closing.

                                   SCHEDULE E
                                 TO ATTACHMENT 1


                         Contracts and Other Agreements
                         ------------------------------
                          Used in Operation of Business
                          -----------------------------


(Auteo to list all leases, contracts (including computer software licenses) and agreements used to operate the Business, and indicate which require the consent of any other party to be obtained for their assignment to Buyer.)


1. Lease with Teachers Insurance & Annuity Association of America, dated March 17, 2000, as amended May 22, 2002.

2.       Lease Agreement with Dell Computer for two (2) laptops.

3. Lease Agreement with Dell Computer for three (3) laptops and four (4) cameras.


Buyer will assume [all] [nos. ___, ___, ___ and ___] of the foregoing contracts, conditioned on Auteo's obtaining all necessary consents.

                                   SCHEDULE F
                                 TO ATTACHMENT 1


              List of Employees, Salesmen, Delivery Personnel, etc.
              ----------------------------------------------------


         1. Employees of Auteo used in the Business, who are those individuals from whose paychecks income taxes and Social Security taxes are withheld and/or who are entitled to fringe benefits such as health insurance provided by the company. (Auteo to prepare Schedule F-1 showing names and other information requested in Schedule F-1.) Auteo to further indicate if any employee is presently on disability or extended sick leave granted or awarded by Auteo.

         2. Salesmen. (If any persons other than the employees listed above in 1 are used, Auteo to prepare Schedule F-2 showing names and other information requested on Schedule F-2.)

         3. Dealers. (Auteo to prepare Schedule F-3, listing name and location of each dealer.)

         4. Suppliers. (Auteo to prepare Schedule F-4 showing names and other information with respect to suppliers requested on Schedule F-4.)

                                  SCHEDULE F-1
                                 TO ATTACHMENT 1


                                    Employees
                                    ---------


(Auteo to list employees' names, social security numbers, rates of pay, hire dates and any special terms of employment, including fringe benefits.)

                                  SCHEDULE F-2
                                 TO ATTACHMENT 1


                                    Salesmen
                                    --------


(Auteo to list salesmen's names, social security numbers, compensation programs, hire dates and any special terms or benefits provided.)

                                  SCHEDULE F-3
                                 TO ATTACHMENT 1


                                     Dealers
                                     -------


(Auteo to list name and location of each dealer.)

                                  SCHEDULE F-4
                                 TO ATTACHMENT 1


                                    Suppliers
                                    ---------


(Auteo to list names, addresses, contact persons, and phone numbers of major suppliers.)

                                   SCHEDULE G
                                 TO ATTACHMENT 1


                                   Prorations
                                   ----------


(To be prepared in final at Closing. Auteo to please list all expected prorations, amount to be prorated and basis for proration.)


         1.     Real and personal property taxes.

         2. Lease and other contract payments with respect to agreements which Buyer determines to assume.

         3. Fees collected for services to be rendered to certain prepaid accounts (assumed by Buyer) after Closing.

         4.     Vacation pay.

         5.     See Section XII of the Agreement.

                                   SCHEDULE H
                                 TO ATTACHMENT 1


                                Prepaid Accounts
                                ----------------


(Auteo to identify all prepaid accounts including name of customer, amounts paid, services to be rendered after closing date, and status of account.)

                                   SCHEDULE I
                                 TO ATTACHMENT 1


                        Health Insurance, Life Insurance,
                        ---------------------------------
                  Dental Insurance and other Employee Benefits
                  --------------------------------------------


 Health and Dental Insurance:
 ---------------------------

         Company pays for 50% of the employee contract only. Employee may enroll dependents or spouse but pays for the entire cost of coverage. Coverage begins the first of the month after 90 days continuous employment.

 Company sponsored Simple IRA Plan:
 ---------------------------------

         Company matches up to 3% of employee compensation per pay period. The company portion may not exceed that of the employee. Employees may enroll after one year continuous employment during the next available enrollment period. Enrollment periods are July 1 and January 1 of each year. The company matching portion is 100% vested from the start.

 Paid Time Off:
 -------------

         Employees are offered paid time off (which includes vacation, sick and personal days ). The amount of PTO varies by job level in the company.

 Holiday Pay:
 -----------

         The company recognizes six paid holidays for management and non account specialist personnel. Account specialists are paid for three holidays.

 Section 125 Plan:
 ----------------

         All employees who participate in company sponsored medical/dental insurance benefit from this plan which allows for before tax employee contributions toward premiums.

 Employee Assistance Program:
 ---------------------------

         The company makes available to all employees the benefits of the Paychex sponsored Employee Assistance Program.

 Auteo Stock Option Plan

                                   SCHEDULE J
                                 TO ATTACHMENT 1


                                   Litigation
                                   ----------

                                   SCHEDULE K
                                 TO ATTACHMENT 1


                                Computer Software
                                -----------------


(Auteo to list all Software and identify the source of Auteo's entitlement to use the Software, a description of the Software and its function with respect to the Business, and identify any licenses and contracts for the development and/or conveyance of any rights with respect to the Software, including any sublicenses granted by Auteo.)

                                  ATTACHMENT 2A


                            NONCOMPETITION AGREEMENT
                            ------------------------


         THIS AGREEMENT is made as of the ___ day of [July], 2002, by and among TRADER LABELING, L.L.C., a Virginia limited liability company ("Buyer"), STEVE VAN LEEUWEN ("Shareholder").

                                   WITNESSETH:

         WHEREAS, Buyer has purchased this day, pursuant to an Asset Purchase Agreement, the Acquired Assets (as defined in the Asset Purchase Agreement) of Auteo (as defined in the Asset Purchase Agreement) that are used in the business (the "Business") of publishing the publications and performing the other activities described in Attachment 1 to the Asset Purchase Agreement;

         WHEREAS, Buyer is acquiring the Business and the Acquired Assets and intends to continue the Business and to otherwise engage in the business of creating window sticker labels, collecting and disseminating unique vehicle description data, providing services to vehicle dealers, and in the electronic advertising business and the publishing business in general, both within markets currently served by the Business and elsewhere throughout the United States (collectively, the "Buyer's Business");

         WHEREAS, Shareholder, as a result of his previous experience in the Business, is in a position to assist Buyer in realizing the value of the Acquired Assets being purchased pursuant to the Asset Purchase Agreement, or, on the other hand, to seriously and substantially interfere with the value of the assets purchased by Buyer from Auteo which are to be used to conduct the Buyer's Business;

         WHEREAS, Buyer has agreed to employ Shareholder pursuant to that certain Employment Agreement of even date herewith (the "Employment Agreement"); and

         WHEREAS, in order to preserve and promote the conduct of Buyer's Business, Buyer desires to have Shareholder agree not to compete with Buyer, on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the payment to Shareholder of the amount herein provided and the amounts provided for in the Asset Purchase Agreement, and receipt by Shareholder of other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Shareholder, and any entity directly or indirectly controlled by him, shall hold in strictest confidence and not disclose directly or indirectly to any person not employed by Buyer, or use in any manner, without the express written authorization of Buyer, any customer, distribution, circulation or subscription lists or information, advertiser lists or information, price data, software information, trade secrets, or other confidential information of Buyer, the Business, or Buyer's Business, including any and all information relating to the services, sales or business thereof, nor shall Shareholder or any entity directly or indirectly controlled by him solicit any customer or advertiser of the Business for the period of time set forth in Paragraph 2 below.

         For purposes hereof, confidential information shall mean all information of any kind concerning the Business, Buyer, Buyer's Business, or any affiliates of Buyer, wherever obtained, except information which is: (a) ascertainable or obtained from public or published information, (b) received from a third party not known to Shareholder to be under any obligation to Buyer or any of its affiliates to keep such information confidential, or (c) known to the public other than through a breach of this Agreement.

         2. For the period commencing on the date hereof and ending five (5) years after the date hereof, (a) Shareholder shall not, for compensation or otherwise, hereafter directly or indirectly, engage or become interested, financially or otherwise, in any business, whether a publishing, Internet or other business, in any media, that competes with the Business or that otherwise relates to vehicle information gathering, vehicle information publishing or vehicle information dissemination, anywhere within twenty (20) miles of the territory in which the Business has been operated by Auteo or within twenty (20) miles of the territory in which any other DSII (as defined in the Asset Purchase Agreement) franchise is operated (collectively, the "Restricted Market"); whether as: principal, agent, consultant, manager, owner, employee, partner (inactive or otherwise), stockholder, director, trustee, or officer of a corporation or other entity engaged in such business, or in any other manner, and (b) Shareholder shall not directly or indirectly employ, solicit for employment, advise or recommend to any other person or business entity that he employs or solicits for employment any individual now or hereafter employed by Buyer or any of its subsidiaries or affiliates.

         3. The foregoing notwithstanding, it shall not be a violation hereof for Shareholder to make investments resulting in the ownership of not more than one percent (1%) of the equity securities of any company whose equity securities are traded on any public stock exchange (provided that Shareholder does not serve as a consultant, manager, employee, director or other active participant to or in such business).

         4. As additional consideration for Shareholder's covenants contained herein, Buyer shall pay to Shareholder an amount equal to One Hundred Thousand Dollars ($100,000), which shall be payable at Closing (as defined in the Asset Purchase Agreement).

         5. Should Shareholder breach any of the provisions hereof, in addition to and not in limitation of any other rights or remedies Buyer may have: (i) Buyer shall no longer be bound to make any further payments that it may owe to Shareholder under this or any other agreement to which Buyer and Shareholder are parties (including, without limitation, the Asset Purchase Agreement and the Employment Agreement), until such breach is cured to Buyer's satisfaction; (ii) Buyer may recover money damages; and (iii) in addition to money damages, Buyer shall be entitled to obtain equitable relief for any such breach (without requirement of bond or corporate surety) so that Shareholder shall be required to cease and desist immediately from breaching any such provision of this Agreement (it being agreed that damages alone would be inadequate to compensate Buyer and would be an inadequate remedy for such breach). The amount set forth in Paragraph 4 above shall not limit or be evidence in limitation of the money damages which Buyer may be able to establish in the event of any breach by Shareholder of the noncompetition provision of this Agreement.

         6. One of the purposes of the foregoing covenants is to prevent Shareholder from becoming a business competitor of Buyer within the Restricted Market to the detriment of Buyer by use of Shareholder's business experience and knowledge of the Business acquired as an owner, consultant, officer, or manager of, or in any other capacity associated with, the Business prior to the purchase by Buyer of those assets pertaining to the Business. Shareholder acknowledges that the rights and compensation herein provided for are adequate consideration for the agreements herein made by him and that such covenants, and the territorial, time and other limitations with respect thereto are reasonable and properly required for the adequate protection of the acquisition of the Acquired Assets and the Business by Buyer, and Shareholder agrees that such limitations are reasonable with respect to Shareholder's business activities, and do not impose undue hardship on him.

         7. This Agreement may not be assigned by Shareholder, as it is personal in nature. Provided that Buyer assigns in whole or in part its interest in the Business, Buyer may assign this Agreement in whole or in part to any person, partnership, corporation, limited liability company, trust or entity deriving title from Buyer to the Buyer's Business, or the assets or goodwill connected therewith, provided, however, that if Buyer shall sell, transfer or assign less than all of its interest in the Buyer's Business, or the assets or goodwill connected therewith, the obligations of Shareholder under this Agreement shall continue both as to Buyer and as to any successor(s) in interest of the assigned portion of Buyer's Business, or the assets or goodwill connected therewith.

         8. The rights and remedies of Buyer are cumulative and not exclusive of any rights or remedies to which it would otherwise be entitled and may be exercised by Buyer at such time or times and in such order of preference as Buyer in its sole discretion may determine. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing the unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modification that the court deems warranted to carry out the agreement of the parties. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them.

         9. In the event Buyer seeks to enforce the terms of this Agreement, by suit, arbitration or similar legal process, Buyer shall be entitled to recover from Shareholder the costs and expenses incident thereto, including reasonable attorneys' fees.

         10. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof, and this Agreement shall inure to the benefit of the respective parties' permitted successors and assigns.

         11. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         12. This Agreement is executed and delivered under seal, and the designation "[SEAL]" on this Agreement shall be as effective as the affixing of a seal physically hereto.


     [remainder of page intentionally left blank - signature page(s) follow]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have set their hands and seals hereunto as of the day and year first above written.



[SEAL]
                                       ----------------------------------
                                       STEVE VAN LEEUWEN


                                       TRADER LABELING, L.L.C., a
                                       Virginia limited liability company


[SEAL]                                 By:
                                          -------------------------------
                                          Name:   G. Mitchell Brooks
                                          Title:  President

                                  ATTACHMENT 2B

                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made as of the [_____] day of July, 2002, by and between TRADER LABELING, L.L.C., a Virginia limited liability company ("Buyer"), and STEVE VAN LEEUWEN ("Employee").

                                   WITNESSETH:

         A. Buyer has purchased this day, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), the assets (the "Assets") of Auteo (as defined in the Asset Purchase Agreement) that are used in the Business (as defined in the Asset Purchase Agreement).

         B. Employee has heretofore been active as an owner, officer, director, employee and/or manager of the Business.

         C. Buyer is acquiring the Acquired Assets and the Business and intends to continue the Business and to otherwise engage in the business of creating window sticker labels, collecting and disseminating unique vehicle description data, providing services to vehicle dealers, and in the electronic advertising, distribution and publishing businesses in general, both within the markets currently served by the Business and elsewhere throughout the United States (collectively, the "Buyer's Business").

         D. In order to preserve and promote the conduct of the Business and Buyer's Business, Buyer desires to retain the services of Employee on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the payment to Employee of the amounts herein provided, and receipt by Employee of other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. (a) Buyer agrees to employ Employee on a full-time basis, and Employee agrees to accept employment with Buyer, on the terms and conditions herein provided (provided, the foregoing notwithstanding, Employee shall be permitted to serve on the Board of Directors of Auteo for a period not to exceed one hundred eighty (180) days immediately following the date hereof, such service not to exceed ten (10) hours in any thirty (30) day period, but only to the extent such service does not breach or otherwise violate the covenants herein or in that certain Noncompetition Agreement of even date herewith, entered into by Employee in connection with transactions contemplated by the Asset Purchase Agreement (the "Noncompetition Agreement")). Said employment shall be terminable by either party upon fourteen (14) days written notice to the other party, subject to the provisions of Paragraph 2 below and the other provisions of this Agreement. Unless so terminated, the term of Employee's employment hereunder shall be one (1) year from the date hereof (the "Contract Period").

                (b) During the term of his employment with Buyer hereunder, Employee shall be paid a base salary of One Hundred Twenty-Five Thousand Dollars ($125,000) per annum (the "Base Salary"), payable bi-weekly in accordance with Buyer's customary pay schedule. Subject to Employee's meeting Buyer's standard eligibility requirements, Buyer shall provide to Employee such medical and other benefits as Buyer determines from time to time to provide to its other full-time employees of similar stature.

                (c) In addition, Employee shall be eligible to receive an incentive bonus (the "Incentive Bonus") based on the operating results of the Business during the six-month period beginning on July 1, 2002 and ending on December 31, 2002 (the "Bonus Period"), in accordance with the following:

                      (i) if the operating income of the Business, excluding depreciation and amortization expense (and excluding any and all income of the Buyer's Business and that of any other business of Buyer or any of its affiliates), as calculated by Buyer in a manner consistent with its past practice ("Operating Income"), for the Bonus Period is $200,000 or greater, the Incentive Bonus shall be Seventy Thousand Dollars ($70,000); and

                      (ii) if the Operating Income for the Bonus Period is less than $200,000, the Incentive Bonus shall be an amount to be determined by Buyer in its sole discretion equal to between zero percent (0%) and thirty percent (30%) of the Base Salary.

         The Incentive Bonus shall be payable within sixty (60) days of the end of the Bonus Period; provided, however, notwithstanding anything to the contrary in this Section 1(c), if Employee's employment is terminated prior to the end of the Bonus Period, no Incentive Bonus shall be payable.

         2. If Employee's employment is terminated by either Buyer (other than for cause) or Employee prior to the end of the Contract Period, for the period commencing on the date such termination is effective and ending on the first anniversary of the date hereof, Buyer agrees to pay to Employee the following amounts: (i) if Buyer terminates Employee's employment without cause, an amount equal to the Base Salary that would have otherwise been payable to Employee during the remainder of the Contract Period, or (ii) if Employee terminates his employment for any reason, an amount equal to one-half of the Base Salary that would have otherwise been payable to Employee during the remainder of the Contract Period, each such amount payable in equal monthly installments at the end of each month. Except for such payments, Employee shall not be entitled to any other compensation or benefits from Buyer after the termination of Employee's employment.

         3. Employee, and any entity directly or indirectly controlled by Employee, shall hold in strictest confidence and not disclose directly or indirectly to any person not employed by Buyer, without the express written authorization of Buyer, any customer, circulation, distribution or subscription lists or information, advertiser lists or information, price data, software information, trade secrets, or other confidential information of Buyer, the Business, or Buyer's Business, including any and all information relating to the services, sales or business thereof. Upon the termination of this Agreement, Employee shall surrender to Buyer all such business records and all other property belonging to Buyer obtained by Employee during the term of this Agreement.

         For purposes hereof, confidential information shall mean all information of any kind concerning the Business, Buyer's Business, Buyer or any of its affiliates, wherever obtained, except information which is: (1) ascertainable or obtained from public or published information, (2) received from a third party not known to Employee to be under any obligation to Buyer or any of its affiliates to keep such information confidential, or (3) known to the public other than through a breach of this Agreement.

         4. For the period commencing on the date hereof and, subject to the last sentence of this Paragraph 4, ending one (1) year after termination, for any reason, of Employee's employment with Buyer, (a) employee shall not, for compensation or otherwise, hereafter directly or indirectly, except as otherwise provided specifically herein, engage or become interested, financially or otherwise, in any business, whether a publishing, Internet or other business, in any media, that competes with the Business or otherwise relates to the vehicle window sticker business and/or any other business primarily or substantially devoted to vehicle information gathering, vehicle information publishing or vehicle information dissemination, whether as: principal, agent, consultant, manager, owner, employee, partner (inactive or otherwise), stockholder, director, trustee, or officer of a corporation or other entity engaged in such business, or in any other manner, anywhere within twenty (20) miles of the territory in which the Business has been operated by Auteo or within twenty (20) miles of the territory in which any other DSII (as defined in the Asset Purchase Agreement) franchise is operated, and (b) employee shall not directly or indirectly employ, solicit for employment, or otherwise engage (or advise or recommend to any other person or business entity that he employ, solicit for employment or otherwise engage) any individual now or hereafter employed or engaged by Buyer. Notwithstanding anything to the contrary in the foregoing, nothing in this Agreement shall or shall be deemed or construed to limit Employee's covenants and obligations under the Noncompetition Agreement.

         5. Should Employee breach any of the provisions hereof, or should Employee breach any of the provisions of any agreement to which Buyer and Employee are parties (including, without limitation, the Asset Purchase Agreement or the Noncompetition Agreement of even date herewith), in addition to and not in limitation of any other rights or remedies Buyer may have: (i) Buyer shall not be bound to make any further payments that it may owe to Employee under this or any other agreement to which Buyer and Employee are parties, until such breach is cured to Buyer's satisfaction; (ii) Buyer may offset against any such amount(s) owed hereunder any damages Buyer believes it has incurred as a result of such breach; (iii) Buyer may recover money damages; and (iv) in addition to money damages, Buyer shall be entitled to obtain equitable relief for any such breach so that Employee shall be required to cease and desist immediately from breaching any such provision of this or any such other agreement.

         6. This Agreement may not be assigned by Employee as it is personal in nature. Buyer may assign this Agreement in whole or in part to any person, partnership, corporation, limited liability company, trust or entity deriving title from Buyer to the Business, or the assets or goodwill connected therewith, provided, however, that if Buyer shall sell, transfer or assign less than all of its interest in the Business, or the assets or goodwill connected therewith, the obligations of Employee under this Agreement shall continue both as to Buyer and as to any successor(s) in interest of Buyer's Business, or the assets or goodwill connected therewith.

         7. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing the unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modification that the court deems warranted to carry out the agreement of the parties. The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them.

         8. In the event Employee, on the one hand, or Buyer, on the other, seeks to enforce the terms of this Agreement by suit, arbitration or similar legal process, the prevailing party shall be entitled to recover from the other party the costs and expenses incident thereto, including reasonable attorneys' fees.

         9. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement shall inure to the benefit of the respective successors and permitted assigns.

         10. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         11. This Agreement is executed and delivered under seal, and the designation "[SEAL]"on this Agreement shall be as effective as the affixing of a seal physically thereto.


                                   * * * * * *

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have set their hands and seals hereunto as of the day and year first above written.


[SEAL]
                                      -----------------------------------
                                      STEVE VAN LEEUWEN


                                      TRADER LABELING, L.L.C., a Virginia
                                      limited liability company


[SEAL]                                By:
                                         --------------------------------
                                         Name:   G. Mitchell Brooks
                                         Title:  President

                                  ATTACHMENT 2C


                               LICENSING AGREEMENT
                               -------------------


                           [to be attached at Closing]

                                  ATTACHMENT 3


                        OPINION LETTER OF AUTEO'S COUNSEL
                        ---------------------------------


                                [July ___], 2002


Trader Labeling, L.L.C.
P.O. Box 1576
Norfolk, Virginia 23510

Gentlemen:

         This opinion is furnished to you pursuant to the Asset Purchase Agreement, dated [June ___], 2002 (the "Agreement") among Auteo Media, Inc., a Nevada corporation ("Auteo"), Steve Van Leeuwen, the majority shareholder of Auteo ("Shareholder"), and Trader Labeling, L.L.C., a Virginia limited liability company ("Buyer"). Terms not otherwise defined herein are used herein as defined in the Agreement.

         We have acted as counsel for Auteo in connection with the preparation, execution and delivery of the Agreement and the consummation of the transactions contemplated thereby. In that connection, we have reviewed:

         (a) the Agreement including all attachments, schedules and exhibits thereto (collectively, the "Transaction Documents");

         (b) the Articles of Incorporation and Bylaws of Auteo, as amended to date;

         (c) the resolutions of the Board of Directors and shareholders of Auteo, authorizing the execution, delivery and performance of the Transaction Documents and conclusion of the transactions contemplated thereby; and

         (d) such certificates of officers of Auteo, or public officials, and such other records and documents as we deemed necessary or appropriate in connection with rendering the opinions contained herein.

         We have assumed the genuineness of all signatures (other than the signatures of Auteo and Shareholder), the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. We have assumed the valid existence, power and capacity of the parties signatory thereto, other than Auteo and Shareholder, and the due authorization, execution and delivery of the Transaction Documents by such parties other than Auteo and Shareholder. We have further assumed that the Transaction Documents constitute the valid, binding and enforceable obligation of the parties thereto other than Auteo and Shareholder.

         As to questions of fact material to the opinions herein expressed, we have, when relevant facts were not independently established, relied upon certificates of Auteo, or representations and warranties of Auteo contained in the Transaction Documents.

         We are members of the bar of the State of Nevada and do not express any opinion herein on the laws of any jurisdiction other than the laws of the State of Nevada and the Federal laws of the United States. The Transaction Documents provide that they shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia and have a nexus with Washington and California, and insofar as the opinions stated herein involve the laws of the Commonwealth of Virginia, the State of Washington or the State of California, we have assumed, without independent inquiry, verification or examination that the laws of Virginia, Washington and California applicable thereto are the same as the laws of the State of Nevada. We have made such examinations of Nevada law and the laws of the United States as we deemed necessary and appropriate for the purposes and preparation of the opinions expressed herein. We have not, however, examined the statutes, codes, ordinances or other regulations of any other state or jurisdiction, nor are we qualified to express opinions on the effect thereof, where applicable.

         On the basis of the foregoing, and subject to the assumptions, limitations, and exceptions contained herein, we are of the opinion that:

                1. Auteo is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Auteo has all requisite corporate power and authority to own, lease or hold the properties included in the Acquired Assets and to carry on its business as is now being conducted. Auteo is duly qualified and in good standing as a foreign corporation and licensed to conduct its business as is now being conducted in each jurisdiction where the failure of it to do so could have a material adverse effect on its business, the Acquired Assets or the financial condition or results of operation of the Business.

                2. Each of Auteo and Shareholder has all requisite power and authority to execute and deliver each of the Transaction Documents and to consummate the transactions contemplated thereby.

                3. All acts and proceedings required to be taken by or on the part of Auteo and its shareholders to authorize it to execute, deliver and perform its obligations under each of the Transaction Documents, and to carry out the transactions contemplated thereby, have been duly and properly taken.

                4. Each of the Transaction Documents has been duly executed and delivered by Auteo and Shareholder and constitutes the legal, valid and binding obligation of Auteo or Shareholder, as applicable, enforceable in accordance with its terms except as enforcement may be limited by the following assumptions and limitations and exceptions:

                (a) Enforceability of the Transaction Documents may be limited by Title 11 of the United States Code and other applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights or the relief of debtors generally; and

                (b) The enforceability of the Transaction Documents is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                5. Neither the execution and delivery of the Transaction Documents by Auteo or Shareholder, nor the performance by Auteo or Shareholder of the transactions contemplated by the Transaction Documents, will: (a) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation of a lien or encumbrance on any of the Acquired Assets pursuant to, the Articles of Incorporation or Bylaws of Auteo, or to our knowledge any indenture, mortgage, lease, agreement or other instrument to which Auteo is a party or by which Auteo or Shareholder or any of the Acquired Assets may be bound or affected, or (b) subject to the assumptions and limitations and exceptions set forth herein, violate any law or regulation to which Auteo or Shareholder is subject or by which the Acquired Assets are bound.

                6. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened (a) against, by or affecting Auteo, Shareholder or the Business, in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, or (b) which questions the validity or propriety of the Transaction Documents or any action taken or to be taken by Auteo or Shareholder in connection with the Transaction Documents.

                7. The general and specific bills of sale, endorsements, assignments, deeds and other instruments of transfer and conveyance, and each of the Transaction Documents and other agreements delivered by Auteo and Shareholder to Buyer have been duly authorized, executed and delivered by Auteo and Shareholder and are valid and enforceable on each of Auteo and Shareholder in accordance with their respective terms except as enforcement may be limited by the exceptions specified in paragraphs (a) and (b) under item 4 above and, subject to the assumptions and limitations and exceptions set forth herein, are effective to vest in Buyer the interest purported to be conveyed.

                8. Subject to the assumptions and limitations and exceptions set forth herein, no approval, authorization, consent or other order or action of or filing or registration with any court, administrative agency or other governmental authority is required for the execution, delivery and performance of any of the Transaction Documents by Auteo or Shareholder or the consummation of the transactions contemplated therein.

         The opinions expressed herein are based upon the applicable laws, rules and regulations in effect as of the date hereof and shall not be considered to be an opinion as to matters set out herein with respect to any such law, rule or regulation as subsequently modified, amended or repealed.

                                          Very truly yours,

                                  ATTACHMENT 4


                        OPINION LETTER OF BUYER'S COUNSEL
                        ---------------------------------


                                [July ___], 2002



Steve Van Leeuwen
Auteo Media, Inc.
22125 17th Avenue, SE, Suite 105
Bothell, Washington 28021

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to the Asset Purchase Agreement, dated [June ___], 2002 (the "Agreement") among Auteo Media, Inc., a Nevada corporation ("Auteo"), Steve Van Leeuwen, the majority shareholder of Auteo ("Shareholder"), and Trader Labeling, L.L.C., a Virginia limited liability company ("Buyer"). Terms not otherwise defined herein are used herein as defined in the Agreement.

         We have acted as counsel for Buyer in connection with the preparation, execution and delivery of the Agreement and the consummation of the transactions contemplated thereby. In that connection, we have reviewed:

         (a) The Agreement, including all attachments, schedules and exhibits thereto (collectively, the "Transaction Documents");

         (b) The Articles of Organization and Operating Agreement of Buyer (and any amendments thereto); and

         (c) Such other instruments, certificates and other documents of public officials, officers and representatives of Buyer as we have deemed relevant and proper as a basis for our opinions set forth herein.

         In the examinations referred to above, we have assumed, with respect to all contracts, agreements, instruments and other documents referred to herein, the genuineness of all signatures other than the signatures of parties signing on behalf of Buyer and any parent, affiliate or subsidiary of Buyer (its "related entities") and the conformity to the original of all certified or photostatic copies submitted to us. We have assumed the valid existence, power and capacity of the parties signatory thereto, other than Buyer and its related entities, and the due authorization, execution and delivery of the Transaction Documents by such parties other than Buyer and its related entities. We have further assumed that the Transaction Documents constitute the valid, binding and enforceable obligation of the parties thereto other than Buyer and, where applicable, its related entities.

         As to questions of fact material to the opinions herein expressed, we have, when relevant facts were not independently established, relied upon certificates of Buyer and its related entities, or representations and warranties of Buyer contained in the Transaction Documents.

         The Transaction Documents provide that they shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. We have made such examinations of Virginia law and the laws of the United States as we deemed necessary and appropriate for the purposes and preparation of the opinions expressed herein. We have not, however, examined the statutes, codes, ordinances or other regulations of any other state or jurisdiction, nor are we qualified to express opinions on the effect thereof, where applicable.

         Based on and subject to the foregoing, and to the further assumptions and qualifications set forth below, we are of the opinion that:

         1. Buyer is a limited liability company duly formed and in good standing under the laws of the Commonwealth of Virginia.

         2. Buyer has all requisite limited liability company power and authority to execute and deliver each of the Transaction Documents and to consummate the transactions contemplated thereby.

         3. All acts and other proceedings required to be taken by or on the part of Buyer to authorize Buyer to execute, deliver and perform its obligations under the Transaction Documents and to carry out the transactions contemplated thereby have been duly and properly taken.

         4. Each of the Transaction Documents has been duly executed and delivered by Buyer (as its signatures may appear) and constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, presently or hereinafter in effect, affecting the enforcement of creditors' rights generally and subject to general equity principles).

         The foregoing opinions are subject to the following:

         A. We express no opinion as to the enforceability of any right or obligation created or evidenced by any instrument or agreement other than the Articles of Organization and Operating Agreement of Buyer and the "Transaction Documents," as that term is defined above, nor the effect of any other such instrument or agreement upon the enforceability of any right or obligation created under or evidenced by the Transaction Documents. Our opinions are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressed herein.

         B. The opinions expressed above are limited to the Federal laws of the United States and the laws of the Commonwealth of Virginia, and no opinion is expressed as to any matter governed by the laws of any other state or jurisdiction. The opinions expressed herein are based upon the applicable laws, rules and regulations in effect as of the date hereof and shall not be considered to be an opinion as to matters set out herein with respect to any such law, rule or regulation as subsequently modified, amended or repealed.

         This opinion is solely for your benefit and is not to be quoted in any manner or otherwise referred to in any statement, document or opinion, without the written consent of this firm.

                                     Very truly yours,

                                     WILLCOX & SAVAGE, P.C.



                                     By:
                                         --------------------------
                                         Member

                                  ATTACHMENT 5


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


         As of July ___, 2002, pursuant to that certain Asset Purchase Agreement, dated [June ___], 2002 (the "Asset Purchase Agreement") among AUTEO MEDIA, INC., a Nevada corporation ("Auteo"), STEVE VAN LEEUWEN, a shareholder of Auteo ("Shareholder"), and TRADER LABELING, L.L.C., a Virginia limited liability company ("Buyer"), except as otherwise stipulated in the Asset Purchase Agreement, Auteo hereby assigns, and Buyer hereby assumes, only the liabilities accruing after the date hereof under the licenses, leases, advertising contracts and other permits and contracts listed on Schedule E to Attachment 1 of the Asset Purchase Agreement which have been designated thereon by Buyer as agreements which Buyer will assume (collectively, the "Assumed Agreements") that do not constitute either payment in arrears or delayed payment on the purchase price of an Acquired Asset (as defined in the Asset Purchase Agreement) (the "Assumed Liabilities").

         Anything in this Assignment and Assumption Agreement to the contrary notwithstanding, this Assignment and Assumption Agreement shall not constitute an agreement to assign any Assumed Agreement or any claim or right of any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer or Auteo thereunder. Auteo and Buyer will use their best efforts (but without any payment of money by Auteo or Buyer) to obtain the consent of the other parties to any such Assumed Agreement or claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Auteo thereunder so that Buyer would not in fact receive all such rights, Auteo and Buyer will cooperate in a mutually agreeable arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Assignment and Assumption Agreement, including subcontracting, sublicensing, or subleasing to Buyer, or under which Auteo would enforce for the benefit of Buyer, with Buyer assuming Auteo' obligations, any and all rights of Auteo against a third party thereto. Auteo will promptly pay to Buyer when received all monies received by Auteo under any Assumed Agreement or any claim or right or any benefit arising thereunder.

         This Assignment and Assumption Agreement constitutes a commitment on the part of Buyer to undertake certain obligations to Auteo, and no third party shall have any rights hereunder.

         This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         This Assignment and Assumption Agreement is executed and delivered under seal, and the designation "[SEAL]" on this Agreement shall be as effective as the affixing of a seal physically hereto.


         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                      AUTEO MEDIA, INC., a
                                      Nevada corporation


[SEAL]                                By:
                                         --------------------------------
                                         Name:   Steve Van Leeuwen
                                         Title:  President



                                      TRADER LABELING, L.L.C., a
                                      Virginia limited liability company


[SEAL]                                By:
                                         -------------------------------
                                         Name:   G. Mitchell Brooks
                                         Title:  President

                                  ATTACHMENT 6


                              FINANCIAL STATEMENTS
                              --------------------
                               (for last 3 years)

                                 ATTACHMENT 6.1


                             CONTINGENT LIABILITIES
                             ----------------------

                                  ATTACHMENT 7


                                   TAX RETURNS
                                   -----------
                               (for last 3 years)

                                  ATTACHMENT 8


                              CONSENT TO ASSIGNMENT
                              ---------------------


(Contracting Party/Lessor):


(Agreement/Lease):


(Other Contracting Party/Lessee):


Purchaser:


         The   (Contracting   Party/Lessor)   hereby   acknowledges   that   the

(Agreement/Lease) with the (Other Contracting Party/Lessee) is in full force and effect and that the (Other  Contracting  Party/Lessee)  is not in default in the performance of any of its obligations  thereunder,  including the payment of all fees,  rents and other charges which are due and payable through the date hereof and the  performance  of all  obligations  which have  accrued  through the date hereof; and the (Contracting Party/Lessor) hereby:


         (a)    Consents to the  assignment  of the  (Agreement/Lease)  from the

(Other Contracting  Party/Lessee) to Purchaser,  and agrees that Purchaser shall not be held responsible for any violations of the  (Agreement/Lease)  that occur prior to the date Purchaser  assumes the  obligations of the (Other  Contracting

Party/Lessee) under the (Agreement/Lease);


         (b)    Agrees  that any  refundable  security or other  deposit  (which currently  amounts to __________)  shall be paid to the  (Purchaser) if and when such deposit  becomes due and payable,  and that there are  currently no offsets against such deposits to which (Contracting Party/Lessor) would be entitled; and

         (c)    Agrees that unless  terminated sooner pursuant to its terms, the

(Agreement/Lease)  shall  expire on  ____________,  and there is (a/no) right to

(renew/extend) it to ___________________.


         [FF  ALTERNATIVE:  add,  in the  case of a loan,  certification  of the outstanding balance]


         IN WITNESS WHEREOF, the undersigned has set its hand and seal this ____

day of _____________, 2002.


                                    (Contracting Party/Lessor):



                                    By:
                                        ------------------------------
                                        Title:

                                  ATTACHMENT 9


                               ACCOUNTS RECEIVABLE
                               -------------------

                                  ATTACHMENT 10


                                ACCOUNTS PAYABLE
                                ----------------

                                  ATTACHMENT 14


                           ASSIGNMENT OF DOMAIN NAMES
                           --------------------------



         THIS ASSIGNMENT OF DOMAIN NAMES is made as of the ___ day of July, 2002, by and among AUTEO MEDIA, INC., a Nevada corporation and STEVE VAN LEEUWEN (collectively, "Assignor") and TRADER LABELING, L.L.C., a Virginia limited liability company("Assignee").

                                    Recitals
                                    --------

         A. Assignor is the owner of all right, title and interest in and to the second-level domain names listed on Exhibit A attached hereto and other second-level domain names used in the Business (the "Domain Names").

         B. Assignee desires to acquire all right, title and interest in and to the Domain Names, together with the goodwill of the business in connection with which the Domain Names are used.

         C. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in that certain Asset Purchase Agreement of even date herewith, among Assignor and Assignee.

                                   Assignment
                                   ----------

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee, the receipt and sufficiency of which are hereby acknowledged:

         1. Assignor hereby assigns to Assignee all right, title and interest in and to the Domain Names throughout the world, together the goodwill of the business in connection with which the Domain Names are used, and all registrations with VeriSign/Network Solutions and any other United States or foreign entity or authority, that are or may be secured under the law now or hereafter in effect.

         2. Assignor hereby authorizes VeriSign/Network Solutions and such other entities and authorities to transfer the Domain Names from the Assignor to the Assignee.

         3. Assignor hereby agrees to immediately take all steps necessary to complete the transfer of the Domain Names to Assignee, including without limitation, execution and delivery of VeriSign/Network Solutions' Registrant Name Change Agreement in the form attached hereto as Exhibit B, or such other instrument or requirement as may be applicable at the time of transfer.

         4. Assignor hereby agrees, without requiring further remuneration, to provide to Assignee, its successors, assigns and other legal representatives, cooperation and assistance at Assignee's request (including the execution and delivery of any and all affidavits, declarations, oaths, samples, exhibits and any other documentation as may be required): (a) in the prosecution or defense of any oppositions, interferences, domain name disputes, infringement suits or other proceedings that may arise in connection with the Domain Names, including, but not limited to, testifying as to any facts relating to the Domain Names assigned herein or to this Assignment; (b) in obtaining any additional registration or protection of the Domain Names that Assignee reasonably may deem appropriate that may be secured under the laws now or hereafter in effect in the United States or throughout the world; and (c) in the implementation or perfection of this Assignment.

         5. Assignor agrees that, from and after the date hereof, it shall not use any of the Domain Names or any domain names, trade names or marks confusingly similar thereto, nor shall Assignor assert any infringement claim against Assignee's use of the Domain Names, even if this Assignment is for any reason declared invalid.

         6. Assignor (jointly and severally) represents and warrants as follows: Assignor owns all right, title and interest in and to the Domain Names, free and clear of any adverse claims, liens and interest; Assignor has not licensed or authorized any other person or entity to use the Domain Names and Assignor is authorized to transfer exclusive ownership of the Domain Names to Assignee hereunder, free and clear of any adverse claims, liens and interest so that they may be used by Assignee and its successors and assigns for perpetuity without charge; Assignor is not required to pay any license fee, royalty or other payment to use the Domain Names in its business, nor will any fee or payment be required of Assignee after or in connection with the transfer of the Domain Names; and no option, right of first refusal or any other interest with respect to the Domain Names is held by any other party.

         7. Assignor (jointly and severally) agrees to indemnify Assignee for any liability, damages, costs and expenses, including reasonable attorneys' fees incurred by Assignee as a result of any breach of any representation or warranty set forth in the preceding paragraph or any breach of applicable law or contract by Assignor with respect to the Domain Names.



     [remainder of page intentionally left blank - signature page(s) follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their authorized officers as of the date first above written.


                                    ASSIGNOR:

                                    AUTEO MEDIA, INC.,
                                    a Nevada Corporation


[SEAL]                              By:
                                       ---------------------------------
                                       Name:    Steve Van Leeuwen
                                       Title:   President



[SEAL]
                                    ------------------------------------
                                    STEVE VAN LEEUWEN



                                    ASSIGNEE:

                                    TRADER LABELING, L.L.C.,
                                    a Virginia limited liability company


[SEAL]                              By:
                                       ---------------------------------
                                       Name:   G. Mitchell Brooks
                                       Title:  President

                                    EXHIBIT A
                                    ---------
                                       to
                           ASSIGNMENT OF DOMAIN NAMES



         1.    nwdealerspecialties.com

         2.    cardealerspecialties.com

         3.    euroauto.com

         4.    pocketauto.com

                                    EXHIBIT B
                                    ---------
                                       to
                           ASSIGNMENT OF DOMAIN NAMES





See attached form of Registrant Name Change Agreement.

                                  ATTACHMENT 15


                              SETTLEMENT STATEMENT
                              --------------------


                                July _____, 2002


1.  Purchase of Acquired Assets

    Purchase Price                             $1,500,000.00
                                                                  $1,500,000.00

    Net Prorations (see Schedule A)            $                  $
                                               -------------      -------------

2.  Payments Due Shareholder at Closing                             $100,000.00
    under the Noncompetition Agreement

    TOTAL                                                         $
                                                                  =============


* Sales tax on transfer, if any, to be paid outside of closing by Auteo.

                                         AUTEO MEDIA, INC., a
                                         a Washington corporation


[SEAL]                                   By:
                                            ---------------------------------
                                            Name:   Steve Van Leeuwen
                                            Title:  President


[SEAL]
                                         ------------------------------------
                                         STEVE VAN LEEUWEN


                                         TRADER LABELING, L.L.C.,
                                         a Virginia limited liability company


[SEAL]                                   By:
                                            ---------------------------------
                                            Name:   G. Mitchell Brooks
                                            Title:  President

                           Schedule A to Attachment 18


                    Summary of Adjustments to Purchase Price


                        [To be attached prior to Closing]

                            TRADER PUBLISHING COMPANY
                PURCHASE OF ACQUIRED ASSETS OF AUTEO MEDIA, INC.


                           CLOSING DOCUMENTS CHECKLIST
                           ---------------------------


                                 July ___, 2002


A.       Asset Purchase Agreement
         ------------------------

1.       Attachment 1 - Bill of Sale and Assignment

                Schedule A to Attachment 1 - Allocation of Asset Purchase Price

                      Exhibit A-1 to Schedule A to Attachment 1 - Furniture, Fixtures, Etc.

                      Exhibit A-2 to Schedule A to Attachment 1 - Vehicles

                Schedule B to Attachment 1 - Excluded Assets

                Schedule C to Attachment 1 - Judgments, Liens or any other Encumbrances

                Schedule D to Attachment 1 - Licenses, Permits, Marks, Etc.

                Schedule E to Attachment 1 - Contracts and Other Agreements Used in Operation of Business

                Schedule F to Attachment 1 - List of Employees, Salesmen, Delivery Personnel, etc.

                Schedule F-1 to Attachment 1 - Employees

                Schedule F-2 to Attachment 1 - Salesmen

                Schedule F-3 to Attachment 1 - Dealers

                Schedule F-4 to Attachment 1 - Suppliers

                Schedule G to Attachment 1 - Prorations

                Schedule H to Attachment 1 - Prepaid Accounts

                Schedule I to Attachment 1 - Health Insurance, Life Insurance, Dental Insurance and other Employee Benefits

                Schedule J to Attachment 1 - Litigation

                Schedule K to Attachment 1 - Computer Software

2A.      Attachment 2A - Noncompetition Agreement

2B.      Attachment 2B - Employment Agreement

2C.      Attachment 2C - Licensing Agreement [to be attached at Closing]

3.       Attachment 3 - Opinion of Auteo's Counsel

4.       Attachment 4 - Opinion of Buyer's Counsel

5.       Attachment 5 - Assignment and Assumption Agreement

6.       Attachment 6 - Financial Statements (for last 3 years)

6.1      Attachment 6.1 - Contingent Liabilities

7.       Attachment 7 - Tax Returns (for last 3 years)

8.       Attachment 8 - Form of Consent to Assignment

9.       Attachment 9 - Accounts Receivable

10.      Attachment 10 - Accounts Payable

11.      Attachment 11 - [Reserved]

12.      Attachment 12 - [Reserved]

13.      Attachment 13 - [Reserved]

14.      Attachment 14 - Assignment of Domain Name

15.      Attachment 15 - Settlement Statement

B.       Closing Documents
         -----------------

16.      Auteo Media, Inc.

             Articles of Incorporation
             Bylaws
             Certificate of Good Standing/Existence
             Certificate(s) of Foreign Qualification
             Certificate of Secretary of Auteo Media
             Shareholder Approval

17.      Transfer of Motor Vehicle (title assigned)

             Acknowledgment of Buyer

18.      Transfer of Tangible Personal Property

             Local Financing Statement Search Results (           )
                                                       -----------
             State Financing Statement Search Results (Washington)

19.      Transfer of Contracts

             Contracts to be assigned (see Schedule E to
               Attachment 1)
             Consents to Assignment from Counterparties
               (see Schedule E to Attachment 1)
             Computer Software Assignment Notices and Consents (for the transfer of off-the-shelf software)

20.      Transfer of Domain Names

21.      Wiring Instructions (one for Auteo and one for Shareholder)